As filed with the Securities and Exchange Commission on November 29, 2005

                                                              File No. 333-90720
                                                               ICA No. 811-21120

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [X]
                      Pre-Effective Amendment No. _____                [ ]
                       Post-Effective Amendment No. 3                  [X]
                                       and
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
                                 Amendment No. 4
                                 CONESTOGA FUNDS

           (Exact name of Registrant as Specified in Trust Instrument)

                           259 N. Radnor-Chester Road
                             Radnor Court, Suite 120
                                Radnor, PA 19087
                     (Address of Principal Executive Office)

                                 (800) 320-7790
                        (Area Code and Telephone Number)

                                    Copy to:

                              Carl Frischling, Esq.
                       Kramer Levin Naftalis & Frankel LLP
                                919 Third Avenue
                            New York, New York 10022
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement becomes effective.

It is proposed that this filing will become effective:

|_| Immediately upon filing pursuant     |_| on _____________ to paragraph (b)
    pursuant to paragraph (b)
|X| 60 days after filing pursuant        |_| on (date) pursuant to
    to paragraph (a)(1)                      paragraph (a)(1)
|_| 75 days after filing pursuant to     |_| on (date) pursuant to paragraph
    paragraph (a)(2)                         (a)(2) of rule 485.

If appropriate, check the following box:

         |_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Conestoga
Small Cap Fund

                  Prospectus Dated


                  January 27, 2006












This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

The U.S. Securities and Exchange Commission has not approved the Fund's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.



    Conestoga Funds o 259 N. Radnor-Chester Road o Radnor Court, Suite 120 o
                                Radnor, PA 19087

                                 1-800-320-7790
                            www.conestogacapital.com
                         mutualfund@conestogacapital.com

TABLE OF CONTENTS


         Risk/Return Summary.................................................1

         Financial Highlights................................................5

         Investments.........................................................6

         Risk Factors........................................................6

         Management of the Fund..............................................8

         How the Fund Values its Shares.....................................10

         Investing in the Fund..............................................11

         Dividends, Distributions and Taxes.................................18

         Additional Information.............................................20



Conestoga Small Cap Fund (the "Fund") is the sole series of Conestoga Funds, a registered open-end management investment company (the "Trust"). Conestoga Capital Advisors, LLC (the "Adviser") serves as the Fund's investment adviser.

It is important to keep in mind that mutual fund shares are subject to investment risk, including possible loss of the money invested.

RISK/RETURN SUMMARY

Investment Objective

      The Fund seeks to provide long-term growth of capital.

Principal Investment Strategies

      Under normal market circumstances, the Fund invests at least 80% of its net assets in equity securities of small-cap companies. Equity securities include ADRs, convertible securities, foreign and domestic common and preferred stocks, rights and warrants. "Small-cap companies" are companies that, at the time of purchase, have market capitalizations of up to $2.5 billion. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

      The Adviser follows an investment style sometimes called "GARP" or "Growth At a Reasonable Price." The Adviser generally invests the Fund's assets in small-cap companies with expected earnings growth that exceed that of the average of all U.S. publicly traded companies, where valuations seem reasonable compared to the expected earnings growth, where fundamental financial characteristics appear to be strong, where (in the Adviser's opinion) the business model offers sustainable competitive advantage, and where management has an important ownership stake in the company. The Adviser uses a bottom-up approach in selecting securities. There is no guarantee that the Fund will achieve its objective.

Principal Risks

      You may lose money by investing in the Fund. The Fund is subject to the following principal risks, more fully described in "Risk Factors" in this Prospectus. The Fund's net asset value and total return may be adversely affected if any of the following occurs:

            o     The market values of securities acquired by the Fund decline.

            o The Adviser does not execute the Fund's principal investment strategies effectively.

            o A security's price fluctuates in response to events affecting the issuer's profitability or viability.

            o Smaller, less seasoned companies lose market share or profits to a greater extent than larger, established companies in times of deteriorating economic conditions.

            o     A company's earnings do not increase as expected.

            o Foreign securities markets may be more volatile and subject to less governmental supervision than their counterparts in the U.S. Foreign securities are subject to fluctuations in currency exchange rates.




Historic Performance

[bar chart showing the Fund's performance for the following years ended December 31]

2003: +33.68%

2004: +18.81%


2005: ______%


Past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


During the period shown in the chart, the Fund's best performing quarter was for the three months ended ___________: +_____%. During the same period, the Fund's worst performing quarter was for the three months ended ____________: --______%.

Average Annual Total Returns


             AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005 (1)

            -------------------------------------------------------- --------------------- ------------------------
                                                                            1 Year           Since inception (2)
            -------------------------------------------------------- --------------------- ------------------------
               Return Before Taxes                                            %                      %
            -------------------------------------------------------- --------------------- ------------------------
               Return After Taxes on Distributions (3)                        %                      %
            -------------------------------------------------------- --------------------- ------------------------
               Return After Taxes on Distributions and Sale of
                   Fund Shares (3)                                            %                      %
            -------------------------------------------------------- --------------------- ------------------------
               Russell 2000 Index (4)                                         %                      %
            -------------------------------------------------------- --------------------- ------------------------
               S&P 500 Index (5)

            -------------------------------------------------------- --------------------- ------------------------

            (1) Past performance is not indicative of future results. Small cap portfolios are more volatile than the overall equity market and may not be suitable for all investors. Investing in the Fund involves risk and investors may lose some of their investment depending on the timing of the purchases and sales of Fund shares.

            (2)   The Fund's inception date is October 1, 2002.

            (3) After-tax returns are calculated using a set of standard assumptions. The stated returns reflect the highest historical federal income tax and capital gains rates. "Return After Taxes on Distributions" assumes a continued investment in the Fund's shares and shows the effect of federal taxes on all of the Fund's distributions. "Return After Taxes on Distributions and Sale of Fund Shares" assumes that all shares were sold at the end of each period shown, and shows the effect of any taxable gain or offsetting loss on sale as well as the effect of federal taxes on all distributions. These after-tax returns do not reflect the effect of any applicable state or local taxes. After-tax returns are not relevant to shareholders investing through tax-deferred programs such as an IRA plan.


            (4) The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index and represents approximately 8% of the capitalization of the Russell 3000 Index, which represents approximately 98% of the capitalization of publicly traded companies in the United States. The Russell 2000 Index has been selected as an appropriate benchmark because it is a well-known and widely-recognized index reflecting price performance of small capitalization companies. The portfolio composition of the Fund may be materially different from that of the Russell 2000 Index. The Russell 2000 Index cannot be purchased and is shown for comparative purposes only. The Russell 2000 Index reflects no deduction for fees, expenses or taxes.

            (5) The Standard & Poor's ("S&P") 500 Composite Stock Index is a broad-based unmanaged index that measures the performance of large capitalization domestically traded common stocks. The S&P 500 Index has been selected as an appropriate additional comparison index for the Fund as the Index is a widely accepted measure of the performance of the overall U.S. equity market. The portfolio composition of the Fund is expected to be materially different from that of the S&P 500 Index. The S&P 500 Index reflects no deduction for fees, expenses or taxes.

Fees and Expenses

         This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

      Shareholder Fees (paid directly from your investment)
---------------------------------------------------------------------------------- -------------------
        Maximum sales charge (load) imposed on purchases                             None
        (as a percentage of offering price)
---------------------------------------------------------------------------------- -------------------
        Maximum deferred sales charge (load)                                         None
        (as a percentage of the lower of purchase or sale price)
---------------------------------------------------------------------------------- -------------------
        Sales charge imposed on reinvested dividends                                 None
---------------------------------------------------------------------------------- -------------------
        Redemption fees                                                              None
---------------------------------------------------------------------------------- -------------------
        Exchange fees                                                                None
---------------------------------------------------------------------------------- -------------------
      Annual Fund Operating Expenses
      (expenses that are deducted from Fund assets)
---------------------------------------------------------------------------------- -------------------
        Management Fees  (1)                                                         1.20%
---------------------------------------------------------------------------------- -------------------
        Distribution (12b-1) Fees                                                    0.00%
---------------------------------------------------------------------------------- -------------------
        Other Expenses (2)                                                           0.15%
                                                                                     -----
---------------------------------------------------------------------------------- -------------------
        Total Annual Fund Operating Expenses                                         1.35%
---------------------------------------------------------------------------------- -------------------

      1 Unlike the arrangements between most investment advisers and the funds that they manage, the Adviser pays all Fund expenses except Rule 12b-1 fees, shareholder servicing fees, fees and expenses of the Independent Trustees, taxes, interest and extraordinary expenses.


      2 Although the Fund has adopted a Shareholder Servicing Plan that will allow it to pay an annual fee of up to 0.25% of the Fund's average daily net assets for providing services to the Fund's shareholders, management does not expect to pay any Shareholder Servicing Fees in the current fiscal year.


Example

         The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that dividends and distributions are reinvested.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------- ------------------ ----------------- ------------------
      1 Year             3 Years           5 Years           10 Years
------------------- ------------------ ----------------- ------------------
       $137               $428               $739             $1,624
------------------- ------------------ ----------------- ------------------

FINANCIAL HIGHLIGHTS


         The financial highlights table is intended to help you understand the financial performance of the Fund. The Fund began operations on October 1, 2002. The table below represents the financial results for a single share of the Fund. The total return in the table represents the rate that an investor would have earned assuming the reinvestment of all dividends and distributions.


         The information for the fiscal year ended September 30, 2005 has been audited by _______________________________, whose report, along with the Fund's financial statements are incorporated by reference in the Statement of Additional Information ("SAI"), which is available upon request by calling toll-free 1-800-320-7790 or on the internet at www.conestogacapital.com. The information for the fiscal years ended September 30, 2003 and September 30, 2004 was audited by other auditors.


         FOR EACH SHARE OUTSTANDING THROUGHOUT EACH PERIOD.


                                                              For the fiscal       For the fiscal      For the fiscal
                                                                year ended           year ended          year ended
                                                            September 30, 2005   September 30, 2004  September 30, 2003
Net Asset Value at Beginning of the Year                                               $12.28              $10.00
----------------------------------------------------------- -------------------- ------------------- --------------------
Net Investment Income (Loss)                                                            (0.06)              (0.10)
Net (Realized and Unrealized) Gains or (Losses) on
     Securities                                                                          3.04                2.39
----------------------------------------------------------- -------------------- ------------------- --------------------
Total from Investment Operations                                                         2.98                2.29
                                                                    ----                 ----
----------------------------------------------------------- -------------------- ------------------- --------------------
Distributions (from Net Investment Income)                                                0                   --
Distributions (from Capital Gains)                                                        0                 (0.01)
----------------------------------------------------------- -------------------- ------------------- --------------------
Total Distributions                                                                       0                 (0.01)
                                                                   ======
----------------------------------------------------------- -------------------- ------------------- --------------------
Net Asset Value at End of the Year                                                     $15.26              $12.28
                                                                  ------               ------              ------
----------------------------------------------------------- -------------------- ------------------- --------------------
Total Return                                                                            24.27%              22.97%

Ratios/Supplemental Data:
Net Assets at End of the Year (thousands)                                              $4,463              $2,896

Before Waivers
     Ratio of Expenses to Average Net Assets                                             1.65%               1.54%
     Ratio of Net Investment Income (Loss) to
     Average Net Assets                                                                 (0.48)%             (0.85)%

After Waivers
     Ratio of Expenses to Average Net Assets                                             1.60%               1.54%
     Ratio of Net Investment Income (Loss) to
     Average Net Assets                                                                 (0.43)%             (0.85)%

Portfolio Turnover Rate                                                                 25.70%              32.43%

INVESTMENTS

Principal Investments -- Additional Information


      Equity securities in which the Fund may purchase under normal circumstances to achieve its investment objective include: ADRs, convertible securities, domestic and foreign common or preferred stocks, rights and warrants. For cash management or for temporary defensive purposes in response to market conditions, the Fund may hold all or a portion of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause the Fund to fail to meet its investment objective.

      |X| ADRs. ADRs are receipts for foreign company shares held by a United States depositary institution, entitling the holder to all dividends and capital gains of the underlying shares. ADRs are quoted in U.S. dollars and are traded on U.S. exchanges.

      |X| Convertible securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for common stock. They are characterized by higher yields than common stocks, but lower yields than comparable non-convertible securities, less price fluctuation than the underlying common stock since they have fixed income characteristics, and the potential for capital appreciation if the market price of the underlying common stock increases. Any convertible securities that the Fund will invest in will be rated at least C or better by Moody's Investors Service.

      |X| For a more complete description of which securities the Fund can invest in and securities ratings, see the SAI.

RISK FACTORS

      As with all mutual funds, investing in the Fund involves certain risks. There is no guarantee that the Fund will meet its investment objective, and there is never any assurance that the Fund will perform as it has in the past. You can lose money by investing in the Fund if you sell your shares at a value below your original cost.

      The Fund may use various investment techniques, some of which involve greater amounts of risk than others. To reduce risk, the Fund is subject to certain limitations and restrictions on its investments, which are described in more detail in the SAI.

         The Fund is subject to the following principal risks:


      |X| Equity risk. Equity risk is the risk that a security's value will fluctuate in response to events affecting an issuer's profitability or viability. Unlike debt securities, which have a superior claim to a company's assets in case of liquidation or bankruptcy, equity securities benefit from a company's earnings and cash flow only after the company meets its other obligations. For example, a company must pay interest on its bonds before it pays stock dividends to shareholders.

      |X| Market risk. Market risk is the risk that the market value of a security may go up or down, sometimes rapidly. These fluctuations may cause the security to be worth more or less than it was at the time it was acquired. Market risk may involve a single security or a particular sector.

      |X| Management risk. Management risk is the risk that the Fund management team's investment strategy may not produce the intended results. Management risk also involves the possibility that the Fund management team fails to execute an investment strategy effectively.

      |X| Small company risk. Small company risk is the risk particularly pronounced for this Fund because it invests a significant percentage of its assets in the stocks of companies with relatively small market capitalizations. The stocks of these companies tend to be less liquid and more volatile than stocks of companies with relatively large market capitalizations. These companies may have limited product lines, markets or financial resources or may depend on a few key employees.

      |X| Foreign investment risk. Foreign investment risk is the risk involved with the Fund's investment in foreign companies. Foreign investments involve certain special risks. For example, compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. Foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices prevalent in the U.S. In addition, foreign securities markets may be more volatile and subject to less governmental supervision than their counterparts in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Foreign settlement procedures may also involve additional risks. These factors can make foreign investments, especially those in developing countries, more volatile than U.S. investments.

      |X| Currency risk. Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses.

MANAGEMENT OF THE FUND

About the Trust

      The Board of Trustees of the Trust (the "Board") has the overall responsibility for the management of the Fund.

Investment Adviser


      Conestoga Capital Advisors, LLC (the "Adviser"), a Delaware company registered as an investment adviser with the U.S. Securities and Exchange Commission ("SEC"), is the investment adviser of the Fund. The Adviser is located at 259 N. Radnor-Chester Road, Radnor Court, Suite 120, Radnor, PA 19087. As of December 31, 2005, the Adviser managed approximately $_____ million for numerous institutional and individual clients. The Fund is the first investment company that the Adviser has managed.

      The Adviser supervises and assists in the overall management of the affairs of the Trust and the Fund, subject to oversight by the Board. In addition, the Adviser pays all of the expenses of the Trust, except 12b-1 fees, shareholder servicing fees, fees and expenses of the Independent Trustees, taxes, interest and extraordinary expenses. For performing these services during the fiscal year ended September 30, 2005, the Adviser received an annual management fee of 1.20% of the average daily net assets of the Fund. The Adviser, at its own expense, and from its own resources and without reimbursement from the Fund, may compensate certain persons who provide services in connection with the sale or expected sale of shares of the Fund, subject to applicable laws and regulations.

Portfolio Managers

      William C. Martindale, Jr. and Robert M. Mitchell are primarily responsible for the day-to-day management of the Fund's portfolio.

      William C. Martindale, Jr. has served as co-portfolio manager of the Fund since its inception in 2002. Mr. Martindale has more than thirty years of investment related experience. He co-founded the Adviser in 2001 and has served as a managing partner and its Chief Investment Officer since that time. Mr. Martindale also oversees the firm's strategic business development. From 1989 to 2001, he served as Chief Investment Officer of Martindale Andres & Company Inc., an asset management firm that he co-founded. While at Martindale Andres, Mr. Martindale also served as the portfolio manager of the Governor Aggressive Growth Fund, a small cap mutual fund, its successor, the Vision Small Cap Fund, and the Governor Established Growth Fund, a large cap mutual fund. Prior to co-founding Martindale Andres, Mr. Martindale served for twenty years as Vice President and Manager of Dean Witter Reynolds. He has been recognized by Money Magazine, Investor's Business Daily and other publications for his experience and expertise as an equity investment manager.

      Robert M. Mitchell also has served as co-portfolio manager of the Fund since its inception in 2002. As co-founder of the Adviser, Mr. Mitchell has served as managing partner since 2001, where he is responsible for directing the firm's equity portfolio management process and employing the firm's fundamental research approach to selecting securities. He also oversees the firm's operations, systems and technology. Prior to forming the Adviser, Mr. Mitchell was a portfolio manager/analyst and the director of equity research at Martindale Andres & Co., where he was responsible for individual and institutional small cap and multi-cap accounts with aggregate assets of $100 million. In addition, from July 1998 to March 1999, he served as portfolio manager of the Governor Emerging Growth Fund.


      The SAI provides additional information about the portfolio managers' method of compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of the Fund's shares.


HOW THE FUND VALUES ITS SHARES

      The Fund calculates its share price, called its net asset value per share ("NAV"), each business day as of the close of regular trading on the New York Stock Exchange, Inc. (the "NYSE"), which is normally at 4:00 p.m. Eastern Time. A business day is a day on which the NYSE is open for trading.


      The NAV is calculated by adding up the total value of the Fund's investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Fund.


                         NAV =  Total Assets Less Liabilities
                                --------------------------------------
                                Number of Shares Outstanding

      You can request the Fund's current NAV by calling the Fund at 1-800-320-7790 or your Authorized Dealer, as defined below. The NAV, multiplied by the number of Fund shares you own, gives you the value of your investment.

      Securities owned by the Fund that are listed primarily on foreign exchanges may trade on weekends or on other days on which the Fund does not price its shares. In this case, the NAV of the Fund's shares may change on days when you are not able to buy or sell shares.


      The Fund values its investments based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Board. The Board has delegated the fair valuation of the Fund's portfolio securities to a Pricing Committee, comprised of the Adviser's personnel and one or more Trustees.

      A security's market quotation may not be considered "readily available" in situations in which: (i) a pricing service or quoting dealer no longer provides prices, or data is otherwise missing with respect to a particular security priced by that service or dealer; (ii) a price obtained from a pricing service is plainly in error; (iii) there is no market quotation available because the security is restricted or not actively traded; (iv) the security is "when issued" or to be announced and the price is not available until the security has been "issued"; (v) the security's price includes a component for dividends or interest income accrued; (vi) prices obtained from a service regularly display unacceptable deviations from actual transactions in similar securities; (vii) the Pricing Committee determines that matrix pricing provides a more accurate valuation; or
      (viii) spreads between bids and asked prices are so large as to render them questionable.

      A portfolio security may be fair valued if significant events have occurred that may affect the value of the security, including, but not limited to, natural disasters, armed conflicts, and significant government actions. In this regard, consideration must be given to significant events

      (especially with respect to foreign securities) that have occurred after the exchange or market has closed but before the time as of which the Fund's NAV is calculated. Significant events may relate to a single issuer or to an entire market sector. In addition, significant fluctuations in domestic or foreign markets may constitute a significant event.

      Fair value represents a good faith approximation of the value of a security. A security's valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair valuation of one or more securities may not, in retrospect, reflect the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund's NAV. As a result, the Fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.


INVESTING IN THE FUND

      This section provides information to assist you in buying and redeeming shares of the Fund. You may buy or redeem shares on any business day at a price based on the NAV that is calculated after you place your order. Please read the entire Prospectus carefully before buying shares of the Fund.

How to Purchase Shares

      You may purchase shares of the Fund through a broker-dealer with whom the Fund's distributor has entered into a sales agreement (an "Authorized Dealer") or directly from the Fund. The Fund will be deemed to have received a purchase or redemption order when an Authorized Dealer accepts the order. Authorized Dealers may charge a fee for handling your purchase or redemption order. If you place your order before the close of regular trading on the NYSE, you will receive the NAV that the Fund calculates that day. Orders placed after the close of regular trading on the NYSE will be priced at the next NAV that is calculated. The Fund reserves the right to reject any request to purchase shares of the Fund.

      The minimum initial investment is $2,500; there is no minimum for subsequent investments.

Purchase Procedures

      If you choose to purchase shares of the Fund through an Authorized Dealer, you should contact the Authorized Dealer in person or by telephone.

      The Fund has established an anti-money laundering compliance program as, required by the USA PATRIOT Act. In order to ensure compliance with this law, the Fund must obtain the following information for all registered owners and all authorized individuals (corporate accounts require additional documentation):

            |X|   Full name;

            |X|   Date of birth;

            |X|   Social Security number;

            |X| Permanent street address (a post office box is not acceptable).

      Please note that your application will be returned if any information is missing. If you require additional assistance when completing your application, please call 1-800-320-7790.

      If you wish to purchase shares directly through the Fund, you can do so by mail or by telephone once you have established an account. To establish an account, complete an account application and mail it with a check, bank draft or money order to:

      By Regular U.S. mail                   Conestoga Small Cap Fund
      or                                     c/o Mutual Shareholder Services
      By Overnight mail                      8869 Brecksville Road, Suite C
                                             Brecksville, OH 44141

      The Fund will not accept third-party checks (originally payable to someone other than you or the Fund).

      Additional purchases may be made by mail, using the addresses above, or by calling 1-800-320-7790. Payment for additional shares must be made by check, bank draft, money order or by wire. To pay by wire, you should:

      By wire Call the Fund at 1-800-320-7790 prior to the close of regular trading on the NYSE before wiring any funds to give notice of the purchase. Specify the number or dollar amount of shares that you wish to buy, and wire funds to:

                                                  U.S. Bank, N.A.
                                                  ABA #: 042000013
                                                  Account #: 130100788947
                                                  Credit: Conestoga Funds

                                            Funds must be wired the same day
                                            that your trade is placed. For
                                            initial purchases, please contact
                                            the Fund at 1-800-320-7790 prior to
                                            wiring funds.

      Pre-Authorized Investment Plan. You can also purchase shares through a pre-authorized investment plan. Under the plan, your personal bank account is automatically debited on a monthly or quarterly basis to purchase shares of the Fund. You will receive the NAV as of the date the debit is made. To set up your plan, please call the Fund at 1-800-320-7790. The minimum amount to purchase shares through a pre-authorized investment plan is $500.

      Retirement Plans. You can also purchase shares of the Fund as part of your retirement portfolio. Your Authorized Dealer can set up your new account under one of several tax-deferred retirement plans, including IRAs and Keoghs. Please contact your Authorized Dealer or the Fund for details regarding an IRA, Keogh or other retirement plan that works best for your financial situation.


Frequent Purchases and Redemptions of Fund Shares ("Market Timing")

      Market timing can be defined as any attempt to use past prices and other market-generated data to forecast future prices of securities or indexes, whether long-term or intra-day. Market timers evaluate various economic or stock market indicators to determine when to buy or sell securities. Timing may include charting, momentum investing, and quantitative analysis using various algorithms, artificial intelligence or charting techniques. Investors engage in market timing in the belief that, by avoiding periods of market weakness and participating in periods of strength, they should be able to realize superior returns.

      The Trust neither encourages nor accommodates market timing of the Fund's shares. To this end, the Board has adopted policies and procedures with respect to market timing.

      Prevention. The fair valuation of portfolio securities traded outside the U.S. may prove to be a deterrent to market timing by seeking to resolve any discrepancies between the valuation of these securities as of the close of the relevant foreign market and the perceived value of these securities at the time the Fund calculates its net asset value per share, based on developments in the U.S. market occurring after the foreign market close. With respect to portfolio securities traded in the U.S., fair valuation is most frequently used to price portfolio securities for which a market quotation is not readily available, for example, in situations when a security is thinly traded or when trading in a security has been halted by the relevant exchange. Fair valuation in this context generally is not expected to be a significant deterrent to market timing. When fair valuing portfolio securities, the Trust follows its Fair Valuation Procedures.

      Detection and Remedies. Frequent trading by a shareholder is a characteristic that helps identify the activity suspected of being market timing. The Adviser monitors shareholder activity reports on a weekly and monthly basis for suspected market timing activity based on short-term purchase/sale activity indicative of market timing with another fund family or investment option. Short-term purchase/sale activity is defined as a purchase of the Fund, subsequent redemption and re-purchase of the Fund within 30 days of the initial purchase. Reports include direct and "disclosed" accounts and omnibus accounts of financial intermediaries. If the value of the activity and frequency indicates that a direct account may be engaging in short-term purchase/sale activity, the Adviser will instruct the Fund's transfer agent to freeze the account to liquidation only.

      The Adviser will undertake to obtain the cooperation of financial intermediaries with respect to monitoring non-disclosed and omnibus accounts. This cooperation may be proactive or reactive, depending on the system capabilities and processes of a particular financial intermediary. If the value of the activity and frequency indicates that one or more underlying accounts may be engaging in short-term purchase/sale activity, the Adviser will instruct the financial intermediary to freeze the underlying account to liquidation only. Each financial intermediary may have unique capabilities and processes for handling these situations. The Adviser will work with the financial intermediary to implement the solution that is most consistent with this policy and the intermediary's capabilities.

      As noted above, the Fund reserves the right in its sole discretion to reject purchase orders.


How to Redeem Shares

      You may redeem shares on any business day through the Fund or your Authorized Dealer.

Redemption Procedures

      Method of Redemption                             Instructions

                                            To redeem your shares by mail, you
                                            should send the Fund a signed letter
                                            of instruction indicating your fund
                                            account number, amount of
                                            redemption, and where to send the
                                            proceeds. Please make sure all
                                            parties required to sign the
                                            redemption request have done so.
                                            Send your request to:

      By Regular U.S. mail                       Conestoga Small Cap Fund
        or                                       c/o Mutual Shareholder Services
        By Overnight mail                        8869 Brecksville Road, Suite C
                                                 Brecksville, OH 44141

      By telephone                          To redeem your shares by telephone,
                                            call the Fund at 1-800-320-7790 or
                                            your Authorized Dealer between the
                                            hours of 9:30 a.m. and 4:00 p.m.
                                            Eastern Time on any business day.

                                            You may redeem your shares by
                                            telephone only if you have
                                            authorized telephone redemption on
                                            your account application.

Payment for Redeemed Shares

      Payment for redeemed shares will be made by mailing a check to you generally within three business days, but in no case longer than seven days, after your request is received in proper form. If you would like payment for redeemed shares through wire transfer, your funds will generally be wired the business day following the day your redemption request is received in proper form, but in no case take longer than seven days. To receive your proceeds by wire, you should provide the Fund with the name, location, ABA or bank routing number of your bank and your bank account number. Sufficient information must be included in your redemption request for the Fund to process the order.

Additional Information About Redemptions

      Systematic Withdrawal Plan. Under a systematic withdrawal plan, you may withdraw a set amount ($250 minimum) at regular time intervals as long as you have a beginning account balance of at least $10,000. If you would like to take advantage of this or any other shareholder services that the Fund provides, please call your account representative at 1-800-320-7790 to obtain the appropriate forms. This or other shareholder services may be changed or terminated at any time with 60 days' notice.

      Waiting period. Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared, which may take up to 15 days.

      Signature guarantees. If your redemption proceeds exceed $10,000, or if you instruct the Fund to send the proceeds to someone other than the record owner at the record address, or if you are a corporation, partnership, trust or fiduciary, your signature must be guaranteed by any eligible guarantor institution. Signatures may be guaranteed only by one of the following: a U.S. bank, trust company, credit union or savings association; a foreign bank that has a U.S. correspondent bank; a U.S. registered dealer or broker in securities, municipal securities or government securities; or a U.S. national securities exchange, a registered securities association or a clearing agency.

      If you are signing on behalf of a corporation, partnership or other business, or as a fiduciary, you must also include your title in the signature.

      Telephone policies. To purchase or sell shares by telephone directly through the Fund, you must authorize the Fund to accept telephone instructions. If you do, the Fund will accept instructions from people who it believes are authorized to act on your behalf. The Fund will use reasonable procedures (such as requesting personal identification) to ensure that the caller is properly authorized. Neither the Fund nor the Transfer Agent will be liable for losses for following instructions reasonably believed to be genuine. During times of extreme economic or market conditions, you may experience difficulty in contacting your account representative by telephone to purchase or request a redemption of shares. If this occurs, please consider using the other purchase or redemption procedures described in this Prospectus. Alternative procedures may take longer to purchase or redeem your shares.

      Automatic redemption; redemption in kind. If the value of your account falls below $2,500 (for reasons other than changes in the value of your shares), the Trust may automatically liquidate your account and send you the proceeds. The Trust will send you a notice at least 60 days before doing this. To the extent allowed under applicable law, the Trust also reserves the right to redeem your shares "in kind." For example, if you redeem a large number of shares and the Fund is unable to sell securities to raise cash, the Trust may send you shares of securities of comparable value from the Fund's portfolio. You will incur brokerage costs on the sale of shares of securities received in an in-kind distribution.

      Suspension of the Right of Redemption. The Fund may suspend your right to redeem your shares under any of the following circumstances:

            o     during non-routine closings of the NYSE;

            o when the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or

            o when the SEC orders a suspension to protect the Fund's shareholders.

Shareholder Servicing Plan

      The Fund has adopted a Shareholder Servicing Plan, under which shareholder servicing agents provide administrative and support services to their customers. These services may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Fund on behalf of shareholders, responding to routine inquiries from shareholders concerning their investments, assisting shareholders in changing dividend options, account designations and addresses, and other similar services. For these services, the Fund pays a fee at an annual rate of up to 0.25% of the average daily net assets of the shares serviced by the agent. The Fund may enter into agreements with various shareholder servicing agents, including financial institutions and securities brokers. The Fund may pay a servicing fee to broker-dealers and others who sponsor "no transaction fee" or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically. The Fund does not currently impose a shareholder servicing fee.

Distribution and Shareholder Servicing Fees

      The Trust has adopted a distribution and shareholder servicing plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended, for the Fund. Under the plan, the Fund may pay a monthly fee at an annual rate of up to 0.25% of its average daily net assets for the sale, distribution or shareholder servicing of some of its shares. The Board has determined to not impose the Rule 12b-1 fee for at least the current fiscal year.

      In no event will the Fund pay more than 0.25% in shareholder servicing fees.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

      The Fund passes along its investment earnings to you in the form of dividends and capital gains distributions. Dividends are the net income from investments after expenses. The Fund declares and pays dividends from its net investment income annually. If there are any short-term capital gains on the sale of investments, they are distributed as necessary. Normally, the Fund will pay any long-term capital gains once a year.

      You can receive dividends and distributions in one of the following ways:


      o Reinvestment. You can automatically reinvest your dividends and distributions in additional shares of the Fund. This option is followed by the Fund unless you indicate another choice on your account application.

      o Cash. The Fund will send you a check no later than seven days after the payable date.

      o Partial reinvestment. The Fund will automatically reinvest the dividends in additional shares of the Fund and pay your capital gain distributions to you in cash. Or, the Fund will automatically reinvest your capital gain distributions and send you your dividends in cash.

      o Direct deposit. In most cases, you can automatically transfer dividends and distributions to your bank checking or savings account. Under normal circumstances, the Transfer Agent will transfer the funds within seven days of the payment date. To receive dividends and distributions this way, the name on your bank account must be the same as the registration on your Fund account.


      You may choose your distribution method on your original account application. If you would like to change the option you selected, please call the Fund at 1-800-320-7790 or your Authorized Dealer.

Taxes

      It is important for you to be aware of the following information about the tax treatment of your investment.

      |X| Qualified dividends received from the Fund by noncorporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividends received by the Fund. Nonqualified dividends, dividends received by corporate shareholders and dividends from the Fund's short-term capital gains are taxable as ordinary income. Distributions of the Fund's long-term capital gains are taxable as long-term capital gains.

      |X| Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in the form of cash or additional shares of the Fund. They may also be subject to state and local taxes.


      |X| If you purchase shares of the Fund shortly before it declares a dividend or a distribution, you will be "buying a dividend" -- that is, a portion of your investment in the Fund may be returned to you in the form of a taxable distribution.


      |X| Dividends from the Fund that are attributable to interest on certain U.S. government obligations may be exempt from certain state and local income taxes.

      |X| Certain dividends and distributions paid to you in January may be taxable as if they had been paid to you the previous December.

      |X| The Fund will mail you tax statements every January showing the amounts and tax status of distributions you received. The Fund will also furnish you tax basis information.

      |X| When you redeem shares of the Fund, you may recognize a capital gain or loss for tax purposes equal to the difference between the cost of the shares you redeem and the price you receive when you redeem them.

      |X| Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

      |X| You should review the more detailed discussion of federal income tax considerations in the SAI.

      The Fund provides this tax information for your general information. You should consult your own tax adviser about the tax consequences of investing in the Fund.

ADDITIONAL INFORMATION

Performance

      Financial publications may compare the Fund's performance to the performance of various indexes and investments for which reliable performance data is available. These publications may also compare the Fund's performance to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. In addition, from time to time, the Fund may advertise total return information. Total return information will be calculated according to rules established by the SEC and will not include any fees charged by Authorized Dealers.

Shareholder Communications

      The Fund may eliminate duplicate mailings of Fund materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Trust at 1-800-320-7790.

Conestoga
Small Cap Fund

259 N. Radnor-Chester Road
Radnor Court, Suite 120
Radnor, PA 19087
1-800-320-7790



INVESTMENT ADVISER                          CUSTODIAN
Conestoga Capital Advisors, LLC             U.S. Bank, N.A.
259 N. Radnor-Chester Road                  425 Walnut Street, M.L. CN-OH-W6TC
Radnor Court, Suite 120                     Cincinnati, OH 45202
Radnor, PA 19087


TRANSFER, SHAREHOLDER SERVICING, DIVIDEND
DISBURSING and  ACCOUNTING SERVICING AGENT
Mutual Shareholder Services, LLC
8869 Brecksville Road, Suite C
Brecksville, OH 44141

                                            COUNSEL
                                            Kramer Levin Naftalis & Frankel LLP
                                            1177 Avenue of the Americas
                                            New York, NY 10036


      Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

      The SAI, which provides a more complete discussion of several of the matters contained in this Prospectus, is incorporated by reference. To obtain a free copy of the SAI or any shareholder report, or to make any other inquiries about the Fund, you may call the Fund at 1-800-320-7790 or write to the Fund at Conestoga Funds, 259 N. Radnor-Chester Road, Radnor Court, Suite 120, Radnor, PA 19087, or call your Authorized Dealer.

      You may also review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 to obtain information on the operation of the SEC's Public Reference Room. This information is also available on the SEC's Internet site at http://www.sec.gov. Copies may also be obtained upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20459-0102.

      You may also obtain a copy of the Fund's prospectus from Conestoga Funds' worldwide web site at http://www.conestogacapital.com.


      Investment Company Act File No. 811-21120

                                     Part B

                       STATEMENT OF ADDITIONAL INFORMATION

                                 CONESTOGA FUNDS

                            Conestoga Small Cap Fund


                                January 27, 2006

This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the prospectus of the Conestoga Small Cap Fund (the "Fund") dated January 27, 2006 (the "Prospectus"). This SAI is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing Conestoga Funds at 259 N. Radnor-Chester Road, Radnor Court, Suite 120, Radnor, PA 19087, or by calling toll free 1-800-320-7790.



The Fund's audited financial statements for the fiscal year ended September 30, 2005 are incorporated in this SAI by reference to the Fund's 2005 annual report to shareholders (File No. 811-21120). You may obtain a copy of the Fund's latest annual report at no charge by writing to the address or calling the phone number noted above.

INVESTMENT ADVISER
Conestoga Capital Advisors, LLC
259 N. Radnor-Chester Road
Radnor Court, Suite 120
Radnor, PA 19087

                                       COUNSEL
                                       Kramer Levin Naftalis & Frankel LLP
TRANSFER, SHAREHOLDER                  1177 Avenue of the Americas
SERVICING, DIVIDEND and ACCOUNTING     New York, NY 10036
SERVICING AGENT
Mutual Shareholder Services, LLC
8869 Brecksville  Road, Suite C        CUSTODIAN
Brecksville,  OH 44141                 U.S. Bank, N.A.
                                       425 Walnut Street, M.L. CN-OH-W6TC
                                       Cincinnati, OH 45202


                                TABLE OF CONTENTS


INVESTMENT OBJECTIVE, POLICIES AND LIMITATIONS..............................2
VALUATION OF PORTFOLIO SECURITIES..........................................13
PERFORMANCE................................................................13
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.............................16
DIVIDENDS AND DISTRIBUTIONS................................................17
TAXES......................................................................17
TRUSTEES AND OFFICERS......................................................25
ADVISORY AND OTHER CONTRACTS...............................................28
FINANCIAL STATEMENTS.......................................................34
ADDITIONAL INFORMATION.....................................................34
APPENDIX A - DESCRIPTION OF SECURITY RATINGS..............................A-1
APPENDIX B - PROXY VOTING POLICIES........................................B-1

                       STATEMENT OF ADDITIONAL INFORMATION


Conestoga Funds (the "Trust") was organized as a Delaware statutory trust on February 6, 2002. The Trust is an open-end management investment company consisting of one diversified series ("Conestoga Small Cap Fund" or the "Fund") of units of beneficial interest ("shares").


Much of the information contained in this Statement of Additional Information ("SAI") expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Fund should be made without first reading the Prospectus.

INVESTMENT OBJECTIVE, POLICIES AND LIMITATIONS

Investment Objective

The Fund's investment objective is fundamental. That means that it or any fundamental investment policy or limitation may not be changed without a vote of the holders of a majority of the Fund's outstanding voting securities. Such majority is defined as the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. There can be no assurance that the Fund will achieve its investment objective.

Additional Information Regarding Fund Investments

The following policies and limitations supplement the Fund's investment policies set forth in the Prospectus. The Fund's investments in the securities and other financial instruments are subject to the other investment policies and limitations described in the Prospectus and this SAI.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any issuer, security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the Investment Company Act of 1940, as amended (the "1940 Act")). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees of the Trust (the "Board") will consider what actions, if any, are appropriate to maintain adequate liquidity.

The following sections list the Fund's investment policies, limitations, and restrictions. The securities in which the Fund can invest and the risks associated with these securities are discussed in the section entitled "Instruments in Which the Fund Can Invest."

         Fundamental Investment Limitations

The following investment limitations are fundamental.

1.    Borrowing

The Fund may not borrow money, except that the Fund may borrow money and enter into commitments to purchase securities and instruments in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements in an amount not exceeding 33 1/3% of the value of its total assets, including the amount borrowed. The Fund will not purchase any security while any borrowings in excess of 5% of its total assets are outstanding.

2.    Commodities

The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.)

3.    Concentration

The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, 25% or more of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

4.    Diversification

The Fund may not with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities and securities issued by other investment companies) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

5.    Lending

The Fund may not make loans, except the Fund may: (a) purchase publicly issued debt securities; (b) enter into repurchase transactions; and (c) lend portfolio securities, provided the value of the loaned securities does not exceed 33 1/3% of the value of the Fund's total assets.

6.    Real Estate

The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or mortgages on real estate or securities of companies engaged in the real estate business or in any business related to mortgages or real estate).

7.    Senior Securities

The Fund may not issue any senior security (as defined in the 1940 Act), except that: (a) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth above, the Fund may borrow money as authorized by the 1940 Act.

8.    Underwriting

The Fund may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), in the disposition of restricted securities.

            Non-Fundamental Investment Limitations

The following limitations are non-fundamental, meaning that they may be changed by a majority vote of the Board at any time without shareholder approval.

1.    Illiquid Securities

The Fund will not invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which the Fund has valued them. Such securities include, but are not limited to, time deposits, repurchase agreements with maturities longer than seven days, and certain securities restricted from resale under the Securities Act.

Securities that may be resold pursuant to Rule 144A under the Securities Act, securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions or limitations on resale under the Securities Act ("Restricted Securities") shall not be deemed illiquid solely by reason of being unregistered. Conestoga Capital Advisors, LLC, the Fund's investment adviser (the "Adviser"), determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors, in accordance with guidelines approved by the Board. The Board will retain oversight of these determinations and continue to monitor the Fund's investments in these securities.

2.    Borrowing

The Fund will not borrow for leveraging purposes meaning that it will not purchase investment securities while borrowings in excess of 5% of its total assets are outstanding.

Instruments in Which the Fund Can Invest

The following paragraphs provide a brief description of some of the types of securities in which the Fund may invest in accordance with its investment objective, policies, and limitations. The Fund's investments in the following securities and other financial instruments are subject to the investment policies and limitations described in the Fund's Prospectus and this SAI. The following also contains a brief description of the risk factors related to these securities. The Fund may, following notice to its shareholders, take advantage of other investment practices which presently are not contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in the Fund's Prospectus and this SAI.

Exchange Traded Funds. Exchange Traded Funds ("ETFs") are investment companies whose primary objective is to achieve the same rate of return as a particular market index while trading throughout the day on an exchange. ETF shares are sold initially in the primary market in units of 50,000 or more ("creation units"). A creation unit represents a bundle of securities which replicates, or is a representative sample of, a particular index and which is deposited with the ETF. Once owned, the individual shares comprising each creation unit are traded on an exchange in secondary market transactions for cash. The secondary market for ETF shares allows them to be readily converted into cash like commonly traded stocks. The combination of primary and secondary markets permits ETF shares to be traded throughout the day close to the value of the ETF's underlying portfolio securities. The Fund would purchase and sell individual shares of ETFs in the secondary market. These secondary market transactions require the payment of commissions.

ETF shares are subject to the same risk of price fluctuation due to supply and demand as any other stock traded on an exchange, which means that the Fund could receive less from the sale of shares of an ETF it holds than it paid at the time it purchased those shares. Furthermore, there may be times when the exchange halts trading, in which case the Fund would be unable to sell any ETF shares that it holds until trading is resumed. In addition, because ETFs invest in a portfolio of common stocks, the value of an ETF could decline if stock prices decline. An overall decline in stocks comprising an ETF's benchmark index could have a greater impact on the ETF and investors than might be the case in an investment company with a more widely diversified portfolio. Losses could also occur if the ETF is unable to replicate the performance of the chosen benchmark index.

Other risks associated with ETFs include: (i) the possibility that an ETF's distributions may decline if the issuers of the ETF's portfolio securities fail to continue to pay dividends; and (ii) that under certain circumstances an ETF could be terminated. Should termination occur, the ETF could have to liquidate its portfolio securities when the prices for those securities are falling. In addition, inadequate or irregularly provided information about an ETF or its investments, because ETFs are passively managed, could expose investors in ETFs to unknown risks.

Foreign Investments. The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"). Such investment may subject the Fund to significant investment risks that are different from, and additional to, those related to investments in obligations of U.S. domestic issuers or in U.S. securities markets. Unsponsored ADRs may involve additional risks. The Fund may also invest directly in U.S. and non-U.S. dollar denominated equity and debt securities of foreign companies.

The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of the Fund's investment. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

Foreign  markets  may offer less  protection  to  investors  than U.S.  markets.
Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, which may result in substantial delays in settlement. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Adviser will be able to anticipate these potential events or counter their effects.

The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The Fund may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

The Adviser continuously evaluates issuers based in countries all over the world. Accordingly, the Fund may invest in the securities of issuers based in any country when such securities meet the investment criteria of the Adviser and are consistent with the investment objectives and policies of the Fund.

Futures Contracts. The Fund may enter into futures contracts, options on futures contracts, and stock index futures contracts and options thereon. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck. Futures contracts that are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (the "CFTC"), a U.S. government agency.

Although futures contracts (other than those relating to indexes) by their terms call for actual delivery and acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without delivery. Closing out an open futures position is done by taking an opposite position (buying a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. The acquisition of put and call options on futures contracts will, respectively, give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or government securities with a futures commission merchant or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Futures commission merchants may establish deposit requirements that are higher than the exchange minimums. Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

When interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases. The Fund may also enter into such transactions in order to terminate existing positions.

Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting the Fund's ability to hedge effectively against interest rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

         Restrictions on the Use of Futures Contracts. The Fund will not enter into futures contract transactions for purposes other than bona fide hedging purposes or as a substitute for the underlying securities to gain market exposure to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. In addition, the Fund will not enter into futures contracts to the extent that the value of the futures contracts held would exceed 1/3 of the Fund's total assets.

         In accordance with CFTC regulations, the Trust, as a registered investment company, has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act. In connection with this exclusion, the Trust has undertaken to submit to any CFTC special calls for information.

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to Securities and Exchange Commission ("SEC") requirements. Under those requirements, where the Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or liquid securities equal to the purchase price of the contract (less any margin on deposit). For a short position in futures held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if the Fund "covers" a long position. For example, instead of segregating assets, the Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund. Where the Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract. The Fund may also cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established. Where the Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract. The Fund could also cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Fund.

In addition, the extent to which the Fund may enter into futures contracts may be limited by requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a registered investment company.

         Risk Factors in Futures Transactions. Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain the required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market, which may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchaser or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies engaged in by the Fund are only for hedging purposes, the Adviser does not believe that the Fund is subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Use of futures transactions by the Fund involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in the value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has open positions in a futures contract or related option.

Options. The Fund may sell (write) call options that are traded on national securities exchanges with respect to common stock in its portfolio. The Fund must at all times have in its portfolio the securities that it may be obligated to deliver if the option is exercised. The Fund may write call options in an attempt to realize a greater level of current income than would be realized on the securities alone. The Fund may also write call options as a partial hedge against a possible stock market decline. In view of its investment objective, the Fund generally would write call options only in circumstances where the Adviser does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security. As the writer of a call option, the Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as the Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit. The Fund retains the risk of loss should the value of the underlying security decline. The Fund may also enter into "closing purchase transactions" in order to terminate its obligation as a writer of a call option prior to the expiration of the option. Although the writing of call options only on national securities exchanges increases the likelihood of the Fund's ability to make closing purchase transactions, there is no assurance that the Fund will be able to effect such transactions at any particular time or at any acceptable price. The writing of call options could result in increases in the Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

Restricted Securities. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act, or in a registered public offering. Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions or limitations on resale under the Securities Act shall not be deemed illiquid solely by reason of being unregistered. The Adviser determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement.

If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the shares.

Reverse Repurchase Agreements. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Pursuant to such agreement, the Fund would sell a portfolio security to a financial institution such as a bank or broker-dealer, and agree to repurchase such security at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest). The collateral will be marked-to-market on a daily basis, and will be monitored continuously to ensure that such equivalent value is maintained. Reverse Repurchase Agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.

Securities Lending Transactions. The Fund may from time to time lend securities from its portfolio to broker-dealers, banks, financial institutions and institutional borrowers of securities and receive collateral in the form of cash or U.S. government obligations. The Fund may not lend portfolio securities to:
(a) any "affiliated person" (as that term is defined in the 1940 Act) of the Trust; (b) any affiliated person of the Adviser; or (c) any affiliated person of such an affiliated person. Generally, the Fund must receive initial collateral equal to 102% of the market value of the loaned securities, plus any interest due in the form of cash or U.S. government obligations. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund sufficient to maintain the value of the collateral equal to at least 100% of the value of the loaned securities. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans will be subject to termination by the Fund or the borrower at any time. While the Fund will not have the right to vote securities on loan, they intend to terminate loans and regain the right to vote if that is considered important with respect to the investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Trustees. The Fund will limit its securities lending to 33 1/3% of total assets.

Temporary Defensive Measures -- Short-Term Obligations. These include high quality, short-term obligations such as domestic and foreign commercial paper (including variable-amount master demand notes), bankers' acceptances, certificates of deposit and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements. (See "Foreign Securities" for a description of risks associated with investments in foreign securities.) The Fund may hold up to 100% of its assets in these instruments, which may result in performance that is inconsistent with its investment objective.

         Short-Term Corporate Obligations. Corporate obligations are bonds issued by corporations and other business organizations in order to finance their long-term credit needs. Corporate bonds in which the Fund may invest generally consist of those rated in the two highest rating categories of an NRSRO that possess many favorable investment attributes. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances.

         Bankers' Acceptances. Bankers' Acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' Acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase such banks have capital, surplus, and undivided profits in excess of $100 million (as of the date of their most recently published financial statements).

         Certificates of Deposit. Certificates of Deposit ("CDs") are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. CDs and demand and time deposits invested in by the Fund will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus, and undivided profits in excess of $100 million (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (the "FDIC") or the Savings Association Insurance Fund.

         Eurodollar CDs are U.S. dollar-denominated CDs issued by branches of foreign and domestic banks located outside the United States. Yankee CDs are CDs issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States.

         Foreign Time Deposits. Eurodollar Time Deposits are U.S. dollar-denominated deposits in a foreign branch of a U.S. or foreign bank. Canadian Time Deposits are U.S. dollar-denominated certificates of deposit issued by Canadian offices of major Canadian Banks.

         Commercial Paper. Commercial paper ("CP") consists of unsecured promissory notes issued by corporations. CP issues normally mature in less than nine months and have fixed rates of return. The Fund will purchase only CP rated in one of the two highest categories at the time of purchase by an NRSRO or, if not rated, found by the Adviser to present minimal credit risks and to be of comparable quality to instruments that are rated high quality by an NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. For a description of the rating symbols of each NRSRO, see the Appendix to this SAI.

         Repurchase Agreements. Securities held by the Fund may be subject to Repurchase Agreements, pursuant to which the Fund would acquire securities from financial institutions or registered broker-dealers deemed creditworthy by the Adviser pursuant to guidelines adopted by the Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund is delayed pending court action.

U.S. Corporate Debt Obligations. The Fund may invest in U.S. corporate debt obligations, including bonds, debentures, and notes. Debentures represent unsecured promises to pay, while notes and bonds may be secured by mortgages on real property or security interests in personal property. Bonds include, but are not limited to, debt instruments with maturities of approximately one year or more, debentures, mortgage-related securities, and zero coupon obligations. Bonds, notes, and debentures in which the Fund may invest may differ in interest rates, maturities, and times of issuance. The market value of the Fund's fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Changes by NRSROs in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Except under conditions of default, changes in the value of the Fund's securities will not affect cash income derived from these securities but will affect the Fund's net asset value.

U.S. Government Obligations. U.S. government obligations are obligations issued or guaranteed by the U.S. government, its agencies, and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

Warrants. Warrants are securities that give an investor the right to purchase equity securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet warrants are subject to greater price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss.

Zero-Coupon Bonds. The Fund may invest in zero-coupon bonds that are purchased at a discount from the face amount because the buyer receives only the right to a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the zero-coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates. For this reason, zero-coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases in accordance with the length of the period to maturity.

Portfolio Turnover.

The portfolio turnover rate stated in the Prospectus is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. For the fiscal years ended September 30, 2004 and September 30, 2005, the Fund's portfolio turnover amounted to 25.70% and 23.95%, respectively.


Disclosure of Portfolio Holdings

The Board has adopted policies with respect to the disclosure of the Fund's portfolio holdings by the Fund, the Adviser, or their affiliates. These policies provide that the Fund's portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the Fund, third parties providing services to the Fund (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Fund.

The Trust's Chief Compliance Officer is responsible for monitoring the Fund's compliance with these policies and for providing regular reports (at least annually) to the Board regarding the adequacy and effectiveness of the policy and recommend changes, if necessary.

Non-Public Disclosures

The Adviser may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Fund's policies provide that non-public disclosures of the Fund's portfolio holdings may only be made if: (i) the Fund has a "legitimate business purpose" (as determined by the President of the Trust) for making such disclosure; and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information and describes any compensation to be paid to the Fund or any "affiliated person" of the Adviser, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any "affiliated person" of the Adviser.

The Adviser will consider any actual or potential conflicts of interest between the Adviser and the Fund's shareholders and will act in the best interest of the Fund's shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser will not authorize such release.

Ongoing Arrangements to Disclose Portfolio Holdings

As previously authorized by the Board and/or the Trust's executive officers, the Fund periodically discloses non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Fund in its day-to-day operations, as well as public information to certain ratings organizations. These entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Fund. In none of these arrangements does the Fund or any "affiliated person" of the Adviser receive any compensation, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any "affiliated person" of the Adviser.


--------------------------------------- --------------------------------------- --------------------------------------
                                                                                Timing  of   Release   of   Portfolio
Type of Service Provider                Name of Service Provider                Holdings Information
--------------------------------------- --------------------------------------- --------------------------------------
Adviser                                 Conestoga Capital Advisors, LLC         Daily
--------------------------------------- --------------------------------------- --------------------------------------
Transfer Agent                          Mutual Shareholder Services, LLC        Daily
--------------------------------------- --------------------------------------- --------------------------------------
Custodian                               U.S. Bank, N.A.                         Daily
--------------------------------------- --------------------------------------- --------------------------------------
Independent Registered Public                                                   Annual   Reporting   Period:   Within
Accounting Firm                                                                 Accounting  Firm, 15 business days of
                                                                                end of reporting  period.  Semiannual
                                                                                Reporting Period:  within 31 business
                                                                                days of end of reporting period.
--------------------------------------- --------------------------------------- --------------------------------------
Legal Counsel, for EDGAR filings on     Kramer Levin Naftalis & Frankel LLP     Up to 30 days before  filing with the
Forms N-CSR and Form N-Q                                                        SEC.
--------------------------------------- --------------------------------------- --------------------------------------

These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information, except as necessary in providing services to the Fund.

There is no guarantee that the Fund's policies on use and dissemination of holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of such information.


VALUATION OF PORTFOLIO SECURITIES

The net asset value ("NAV") of the Fund is determined and the shares of the Fund are priced as of the valuation time indicated in the Prospectus on each Business Day. A "Business Day" is a day on which the New York Stock Exchange, Inc. (the "NYSE") is open. Currently, the NYSE will not open in observance of the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, or, when one of these holidays fall on a Saturday or Sunday, the preceding Friday or subsequent Monday. This closing schedule is subject to change.

For purposes of computing the NAV of the Fund, securities are valued at market value as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities listed on the NYSE or other exchanges are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for that day. Securities traded in the over-the-counter market are valued on the basis of the last sale price. If there are no sales on that day, the securities are valued at the mean between the closing bid and asked prices. Securities for which market quotations are not readily available, and securities for which it is determined that market quotations do not accurately reflect their value, are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board.

PERFORMANCE

From time to time, the "average annual total return" and "total return" of an investment in the Fund's shares may be advertised. An explanation of how total returns are calculated and the components of those calculations are set forth below.

Total Returns - General. Total return information may be useful to investors in reviewing the Fund's performance. The Fund's advertisement of its performance must, under applicable SEC rules, include the average annual total returns of the Fund for the 1, 5, and 10-year period (or the life of the Fund, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. Investments in the Fund are not insured; its total return is not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Total return for any given past period are not a prediction or representation by the Trust of future rates of return on its shares. The total returns of the shares of the Fund are affected by portfolio quality, portfolio maturity, the type of investments the Fund holds, and operating expenses.

Total Returns Before Taxes. The "average annual total return before taxes" of the Fund is an average annual compounded rate of return before taxes for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:

                  (ERV/P)1/n-1 = Average Annual Total Return Before Taxes

The cumulative "total return before taxes" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:

                  ERV - P = Total Return Before Taxes
                  -------
                      P

Total Returns After Taxes on Distributions. The "average annual total return after taxes on distributions" of the Fund is an average annual compounded rate of return after taxes on distributions for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an ending value at the end of the periods shown ("ATVD"), according to the following formula:

                  (ATVD/P)1/n-1 = Average Annual Total Return After Taxes
                                  on Distributions

The cumulative "total return after taxes on distributions" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year. Its calculation uses some of the same factors as average annual total return after taxes on distributions, but it does not average the rate of return on an annual basis. Total return after taxes on distributions is determined as follows:

                  ATVD - P = Total Return After Taxes on Distributions
                     -----
                        P

Total Returns After Taxes on Distributions and Redemptions. The "average annual total return after taxes on distributions and redemptions" of the Fund is an average annual compounded rate of return after taxes on distributions and redemption for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an ending value at the end of the periods shown ("ATVDR"), according to the following formula:

                  (ATVDR/P)1/n-1 = Average Annual Total Return After Taxes on
                                   Distributions and Redemptions

The cumulative "total return after taxes on distributions and redemptions" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year. Its calculation uses some of the same factors as average annual total return after taxes on distributions and redemptions, but it does not average the rate of return on an annual basis. Total return after taxes on distributions is determined as follows:

                  ATVDR - P = Total Return After Taxes on Distributions
                       ----   and Redemptions
                           P

From time to time the Fund may also quote an "average annual total return at NAV" or a cumulative "total return at NAV." It is based on the difference in NAV at the beginning and the end of the period for a hypothetical investment (without considering sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

Other Performance Comparisons. From time to time the Fund may publish the ranking of its performance by Lipper, Inc., a widely recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies and ranks the performance of the Fund against all other funds in similar categories. The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

From time to time the Fund may publish its rating by Morningstar, Inc., an independent mutual fund monitoring service that rates mutual funds, in broad investment categories (domestic equity, international equity, taxable bond, or municipal bond) monthly, based upon each Fund's three, five, and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five rating categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2), and lowest (1). Ten percent of the funds, series or classes in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and the bottom 10% receive one star.


The total return on an investment made in the Fund may be compared with the performance for the same period of one or more of the following indices: the Russell 2000(R) Index, Consumer Price Index and the Standard & Poor's 500 Index. Other indices may be used from time to time. The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 9% of the total market capitalization of the Russell 3000 Index. The Consumer Price Index generally is considered to be a measure of inflation. The S&P 500 Index is a composite index of 500 common stocks generally regarded as an index of U.S. stock market performance. The foregoing indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs and taxes into consideration, as these items are not applicable to indices.


From time to time, the total returns of the Fund may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. The Fund also may include calculations in such communications that describe hypothetical investment results. (Such performance examples are based on an express set of assumptions and are not indicative of the performance of the Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on the Fund's investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of the Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills.

From time to time, advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund, as well as the Investment Adviser's views as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund.) The Fund may also include in advertisements charts, graphs, or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stock, bonds, and Treasury bills, as compared to an investment in shares of the Fund, as well as charts or graphs that illustrate strategies such as dollar cost averaging. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, the Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information is generally available by calling 1-800-320-7790.

Investors may also judge, and the Fund may at times advertise, the performance of the Fund by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc., S&P, and Morgan Stanley, and in publications. In addition to performance information, general information about the Fund that appears in a publication may also be quoted or reproduced in advertisements or in reports to shareholders.

Advertisements and sales literature may include discussions of specifics of a portfolio manager's investment strategy and process, including, but not limited to, descriptions of security selection and analysis. Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management, and its investment philosophy.

When comparing total return and investment risk of an investment in shares of the Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund. For example, CDs may have fixed rates of return and may be insured as to principal and interest by the FDIC, while the Fund's returns will fluctuate and its share values and returns are not guaranteed. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

In connection with certain servicing plans, the Fund has made certain commitments that: (i) provide for one or more brokers to accept on the Fund's behalf, purchase and redemption orders; (ii) authorize such brokers to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf; (iii) provide that the Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order; and (iv) provide that customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized broker or the broker's authorized designee.

When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to warrant such action, the Fund may not be able to accept purchase or redemption requests.

The Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The remaining portion of the redemption may be made in securities or other property, valued for this purpose as they are valued in computing the net asset value of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and may incur additional costs as well as the associated inconveniences of holding and/or disposing of such securities or other property.

DIVIDENDS AND DISTRIBUTIONS

The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Fund to qualify for favorable federal tax treatment. The Fund ordinarily declares and pays dividends from its net investment income and makes distributions of net capital gains, if any, annually.

The amount of the Fund's distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund.

The net income of the Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any, income from corporate actions such as reorganizations, if any, and realized capital gains and losses on the Fund's assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to the Adviser, are accrued each day.

TAXES

Information set forth in the Prospectus summarizes only key federal income tax considerations generally affecting purchasers of shares of the Fund. The following is a summary of certain additional income and excise tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or the implications to shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. Special tax considerations may apply to certain types of investors subject to special treatment under the Code (including, for example, insurance companies, banks and tax-exempt organizations). In addition, the tax discussion in the Prospectus and this SAI is based on tax law in effect on the date of the Prospectus and this SAI; such laws may be changed by legislative, judicial, or administrative action, possibly with retroactive effect.

Qualification as a Regulated Investment Company.

The Fund intends to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund will not be subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year, plus 90% of its net income from tax-exempt obligations (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will therefore count towards the satisfaction of the Distribution Requirement.

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities), other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income from interests in qualified publicly traded partnerships (the "Income Requirement").

In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales "against the box." However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. In addition, under the rules of Code section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code section 1256 (unless the Fund elects otherwise), will generally be treated as ordinary income or loss to the extent attributable to changes in foreign currency exchange rates.

Further, the Code also treats as ordinary income a portion of the capital gain attributable to a conversion transaction, i.e., a transaction where substantially all of the expected return is attributable to the time value of the Fund's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and, on a substantially contemporaneous basis, entering into a contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of the gain recharacterized as ordinary income generally will not exceed the amount of the interest that would have accrued on the net investment in the transaction for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, determined as if the transaction were a debt instrument, reduced by the sum of: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capitalized interest on acquisition indebtedness under Code section 263(g). Built-in losses will be preserved where the Fund has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the converted character of the income will not be passed through to the Fund's shareholders.

In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes, for certain purposes, the acquisition of a put option) or is substantially identical to another asset so used; (2) the asset is held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto); or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position. Any gain recognized by the Fund on the lapse of, or any gain or loss recognized by the Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

Certain transactions that may be engaged in by the Fund (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Fund, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 contracts.

The Fund may purchase securities of certain foreign investment funds or trusts that constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If the Fund invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualified electing fund (a "QEF"), in which event the Fund will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, if the Fund invests in marketable stock of a PFIC, the Fund may make a mark-to-market election with respect to such stock. Pursuant to such election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Fund's adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a given taxable year, such excess will be deductible as ordinary loss in an amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. Solely for purposes of Code sections 1291 through1298, the Fund's holding period with respect to its PFIC stock subject to the election will commence on the first day of the first taxable year beginning after the last taxable year for which the mark-to-market election applied. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

Finally, if the Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon the sale or other disposition of its interest in the PFIC or any excess distribution received by the Fund from the PFIC will be allocated ratably over the Fund's holding period of its interest in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund's gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as a dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest corporate tax rate in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to its shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will be taxable to the shareholders as a dividend.

Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to a mark-to-market election with respect to an investment in a PFIC) incurred after October 31 as if it had been incurred in the succeeding year.


In addition to satisfying the Income Requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of any such issuer and does not hold more than 10% of the outstanding voting securities of any such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), the securities of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses (other than securities of other regulated investment companies), or the securities of one or more qualified publicly traded partnerships (for Fund taxable years beginning after October 22, 2004). Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option. For purposes of the asset diversification test, obligations issued or guaranteed by agencies or instrumentalities of the U.S. government, such as the Federal Agricultural Mortgage Corporation, the Farm Credit System Financial Assistance Corporation, a Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Association, and the Student Loan Marketing Association, are treated as U.S. government securities.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for: (i) the dividends-received deduction, in the case of corporate shareholders; or (ii) treatment as "qualified dividend income," in the case of non-corporate shareholders.


Excise Tax on Regulated Investment Companies.

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary income for such calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon an actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

The Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions.

The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be treated as dividends for federal income tax purposes and may be taxable to noncorporate shareholders as long-term capital gains (a "qualified dividend"), provided that certain requirements, as discussed below, are met. Dividends received by corporate shareholders and dividends that do not constitute qualified dividends are taxable as ordinary income. The portion of dividends received from the Fund that are qualified dividends generally will be determined on a look-through basis. If the aggregate qualified dividends received by the Fund are less than 95% of the Fund's gross income (as specially computed), the portion of dividends received from the Fund that constitute qualified dividends will be designated by the Fund and cannot exceed the ratio that the qualified dividends received by the Fund bears to its gross income. If the aggregate qualified dividends received by the Fund equal at least 95% of its gross income, then all of the dividends received from the Fund will constitute qualified dividends.


No dividend will constitute a qualified dividend (1) if it has been paid with respect to any share of stock that the Fund has held for less than 61 days (91 days in the case of certain preferred stock) during the 121-day period (181-day period in the case of certain preferred stock) beginning on the date that is 60 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code section 246(c), any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) if the noncorporate shareholder fails to meet the holding period requirements set forth in (1) with respect to its shares in the Fund to which the dividend is attributable; or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.


Dividends received by the Fund from a foreign corporation will be qualified dividends if (1) the stock with respect to which the dividend is paid is readily tradable on an established securities market in the U.S., (2) the foreign corporation is incorporated in a possession of the U.S. or (3) the foreign corporation is eligible for the benefits of a comprehensive income tax treaty with the U.S. that includes an exchange of information program (and that the Treasury Department determines to be satisfactory for these purposes). The Treasury Department has issued guidance identifying which treaties are satisfactory for these purposes. Notwithstanding the above, dividends received from a foreign corporation that, for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a PFIC will not constitute qualified dividends.

Distributions attributable to dividends received by the Fund from domestic corporations will qualify for the 70% dividends-received deduction ("DRD") for corporate shareholders only to the extent discussed below. Distributions attributable to interest received by the Fund will not and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the DRD.


Ordinary income dividends paid by the Fund with respect to a taxable year may qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. Generally, a dividend received by the Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code section 246(c) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, or is the grantor of a deep-in-the-money or otherwise nonqualified option, or an in-the-money qualified call option, to buy substantially identical stock, or has otherwise diminished its risk of loss by holding other positions with respect to substantially similar or related property; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent that the stock on which the dividend is paid is treated as debt-financed under the rules of Code section 246A. The 46-day holding period must be satisfied during the 91-day period beginning 45 days prior to each applicable ex-dividend date; the 91-day holding period must be satisfied during the 181-day period beginning 90 days before each applicable ex-dividend date. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items).


The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. If certain conditions are met, only 50% of the capital gain realized by the Fund with respect to domestic qualified small business stock will be subject to tax.

Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular income tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, a corporate shareholder will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries, which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of certain foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

Distributions by the Fund that do not constitute ordinary income dividends, qualified dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund. Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and paid by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding taxes at the applicable rate on ordinary income dividends, qualified dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to properly report the receipt of interest or dividend income, or
(3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

Sale or Redemption of Shares.

A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption (including purchases through a pre-authorized investment or dividend reinvestment plan). In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code section 246(c) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Foreign Shareholders.

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, subject to the discussion below with respect to "interest-related dividends" and "short-term capital gain dividends," ordinary income dividends (including dividends that would otherwise be treated as qualified dividends to an applicable non-foreign shareholder) paid to such foreign shareholder will be subject to a 30% U.S. withholding tax (or lower applicable treaty rate) upon the gross amount of the dividend. Furthermore, such foreign shareholder may be subject to U.S. withholding tax at a 30% rate (or lower applicable treaty rate) on the gross income resulting from the Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

U.S. withholding tax generally would not apply to amounts designated by the Fund as an "interest-related dividend" or a "short-term capital gain dividend" paid with respect to years of the Fund beginning in 2005, 2006 or 2007. The aggregate amount treated as an interest-related dividend for a year is limited to the Fund's qualified net interest income for the year, which is the excess of the sum of the Fund's qualified interest income (generally, its U.S.-source interest income) over the deductions properly allocable to such income. The aggregate amount treated as a "short-term capital gain dividend" is limited to the excess of the Fund's net short-term capital gain over its net long-term capital loss (determined without regard to any net capital loss or net short-term capital loss attributable to transactions occurring after October 31; any such loss is treated as arising on the first day of the next tax year).

If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then any dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

In the case of a foreign shareholder other than a corporation, the Fund may be required to withhold backup withholding taxes at the applicable rate on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholder furnishes the Fund with proper notification of his foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Effect of Future Legislation; State and Local Tax Considerations.

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

Rules of state and local taxation of ordinary income dividends, qualified dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting an investment in the Fund.

TRUSTEES AND OFFICERS

Board of Trustees.

Overall responsibility for management of the Trust rests with the members of the Board (the "Trustees"), who are elected by the shareholders of the Trust, unless appointed to fill a vacancy in accordance with the By-laws of the Trust and the 1940 Act. The Fund is managed by the Board in accordance with the laws of the State of Delaware. There are currently six (6) Trustees, four (4) of whom are not "interested persons" (as defined in the 1940 Act) of the Trust (the "Independent Trustees"). The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations.

The Trustees, their ages, position with the Trust, principal occupations during the past five years, and other directorships held are listed below. There is no defined term of office, and each Trustee serves until the earlier of his resignation, retirement, removal, death, or the election of a qualified successor. Each Trustee has served in that position since July 2002. Each Trustee's address is c/o Conestoga Funds, 259 N. Radnor-Chester Road, Radnor Court, Suite 120, Radnor, PA 19087.


                                Position(s)
                                Held with                                                          Other
Name (Age)                      the Trust     Principal Occupation During Past 5 Years             Directorships
---------                       ----------    ----------------------------------------             --------------
Independent Trustees


William B. Blundin (66)         Trustee       Founder and Principal, Bransford Investment          Trustee, the
                                              Partners, LLC (private asset management).            Saratoga Advantage
                                                                                                   Funds (12
                                                                                                   investment
                                                                                                   portfolios).

Nicholas J. Kovich (49)         Trustee       Since 2001, President and Chief Executive Officer,   None.
                                              Kovich Capital Management (private asset
                                              management); from 1996 to 2001, Managing Director,
                                              Morgan Stanley Investment Management.

Richard E. Ten Haken (71)       Trustee       Chairman and President, Ten Haken & Associates,      Trustee, Bryce
                                              Inc. (management, financial, organizational and      Funds (two
                                              retirement consulting).                              investment
                                                                                                   portfolios).

Michael R. Walker (57)          Trustee       Since 2004, Partner, Key Real Estate LLC; from       None.
                                              1998  to  2004,  Chairman,   Elder
                                              Trust; from 1985 to 2002, Chairman
                                              and CEO,  Genesis Health  Ventures
                                              (eldercare services).
Interested Trustees

William C. Martindale, Jr.      President     Since 2001, Managing Partner, Co-Founder and Chief   None.
(63)*                           and Trustee   Investment Officer of the Adviser; from 1989 to
                                              2001, Co-founder and Chief Investment Officer,
                                              Martindale Andres & Company Inc. ("Martindale
                                              Andres") (asset management).

W. Christopher Maxwell (62)**   Chairman of   Since 2001, Managing Partner and Co-Founder of the   None.
                                the Board,    Adviser; since 1997, Managing Principal, Maxwell
                                Trustee and   Associates, LLC (management consulting).
                                Chief
                                Executive
                                Officer


------------
*Mr. Martindale is deemed to be an "interested person" of the Trust by reason of his position as President of the Trust, Managing Partner and Chief Investment Officer of the Adviser and co-portfolio manager of the Fund.

**Mr. Maxwell is deemed to be an "interested person" of the Trust by reason of his position as Chairman of the Board and his position as a Managing Partner of the Adviser.

The Board has an Audit Committee, whose function is to recommend independent auditors of the Fund and monitor accounting and financial matters. The members of the Audit Committee are Messrs. Ten Haken (Chairman), Blundin, Kovich and Walker. The Board has designated Messrs. Kovich and Walker to be Audit Committee Financial Experts. The Audit Committee met three times during the fiscal year ended September 30, 2005.

The following tables show the dollar ranges of securities beneficially owned by the Trustees in the Fund (which is the only mutual fund in the Conestoga "family of funds") as of December 31, 2005. No Independent Trustee or his immediate family member owns beneficially or of record an interest in the Adviser or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser. As of December 31, 2005, the Trustees and officers as a group owned _____% of the Fund's shares.

     Independent Trustees       Dollar Range of Equity Securities in the Fund
     --------------------       ---------------------------------------------
     Mr. Blundin                [$10,001 - $50,000]
     Mr. Kovich                 None
     Dr. Ten Haken              [Over $100,000]
     Mr. Walker                 [Over $100,000]

     Interested Trustees        Dollar Range of Equity Securities in the Fund
     -------------------        ---------------------------------------------
     Mr. Martindale             [Over $100,000]
     Mr. Maxwell                [Over $100,000]



Remuneration of Trustees.


Independent Trustees receive $400 per in-person meeting. For the calendar year ended December 31, 2005, each Independent Trustee received $1,600 for performing the duties of his office. The Trust is the only investment company in the Conestoga "family of funds." Interested Trustees receive no compensation from the Trust.


Officers.

The officers of the Trust, their ages, position with the Trust, term of office and length of time served, and principal occupations during the past five years are listed below. There is no defined term of office, and each officer of the Trust serves until the earlier of resignation, retirement, removal, death, or the election of a qualified successor.


                                   Position Held with the
                                   Trust and Length of Time
Name and Age                       Served                      Principal Occupation During Past 5 Years
------------                       ------                      ----------------------------------------
W. Christopher Maxwell, 62         Chairman, since July 2002   See   biographical   information   under   "Board   of
                                                               Trustees" above.


                                       27

                                   Position Held with the
                                   Trust and Length of Time
Name and Age                       Served                      Principal Occupation During Past 5 Years
------------                       ------                      ----------------------------------------

William C. Martindale, Jr., 63     President, since July 2002  See   biographical   information   under   "Board   of
                                                               Trustees" above.

Robert M. Mitchell, 36             Treasurer, since July 2002  Since 2001,  Managing  Partner and  Co-Founder  of the
                                                               Adviser;  from  1995 to 2001,  Portfolio  Manager  and
                                                               Analyst and  Director of Equity  Research,  Martindale
                                                               Andres.

Duane R. D'Orazio, 32              Secretary, since July 2002  Since 2001,  Head Trader and  Managing  Partner of the
                                                               Adviser;  from 2000 to 2001,  Equity and Fixed  Income
                                                               Trader,  Martindale Andres; from 1996 to 2000, Trader,
                                   Chief  Compliance  Officer, Hopper Soliday & Co.  Inc./Tucker  Anthony  (investment
                                   since August 2004           banking).

Laurie S. McDonough, 30            Vice President and          Partner (since 2003) and  Operations  and  Performance
                                   Anti-Money Laundering       Analyst   (since  2002)  of  the  Adviser;   in  2001,
                                   Compliance Officer, since   Operations  Analyst,  Chartwell  Investment  Partners;
                                   July 2003                   from  2000 to 2001,  Performance  Analyst,  Martindale
                                                               Andres.

M. Lorri McQuade, 55               Vice President, since       Partner  (since  2003)  and   Administrative   Manager
                                   September 2003              (since  2001)  of the  Adviser;  from  1987  to  2001,
                                                               Administrative Manager, Martindale Andres.

Michelle L. Czerpak, 29            Vice President, since       Partner  (since  2003) and  Operations  and  Marketing
                                   September 2003              Analyst   (since  2001)  of  the  Adviser;   in  2001,
                                                               Marketing Analyst, Philadelphia Financial   Group
                                                               (registered broker/dealer); from    1999   to
                                                               2001,  Operations Analyst, Martindale Andres.

The officers of the Trust receive no compensation from the Trust for performing the duties of their offices.


The mailing address of each officer of the Trust is 259 N. Radnor-Chester Road, Radnor Court, Suite 120, Radnor, PA 19087.

ADVISORY AND OTHER CONTRACTS

The following sections describe the Trust's material agreements for investment advisory, custodial and transfer agency services.

Investment Adviser.


One of the Trust's most important contracts is with the Adviser, a Delaware limited liability company registered as an investment adviser with the SEC. The Adviser is 100% owned by Mr. Martindale, Mr. Maxwell, Mr. Mitchell, Mr. D'Orazio, Ms. McQuade, Ms. McDonough and Ms. Czerpak. Messrs. Martindale, Maxwell, Mitchell and D'Orazio are considered "control persons" (as defined in the 1940 Act) of the Adviser. As of December 31, 2005, the Adviser managed approximately $_____ million for numerous clients.


Investment Advisory Agreement.


On July 17, 2002, the Board, including a majority of the Independent Trustees, approved an investment advisory agreement (the "Advisory Agreement") between the Trust, on behalf of the Fund, and the Adviser. The Board last approved the continuation of the Advisory Agreement on August 18, 2005.

Under the terms of the Advisory Agreement, the Adviser pays all fund expenses except Rule 12b-1 fees, fees and expenses of the Independent Trustees, taxes, interest and extraordinary expenses. The Advisory Agreement also provides that the Adviser supervises and assists in the overall management of the Trust's affairs subject to the authority of the Board. Pursuant to the Advisory Agreement, the Fund pays the Adviser a monthly fee calculated at an annual rate of 1.20% of the Fund's average daily net assets. During the fiscal years ended September 30, 2003, September 30, 2004 and September 30, 2005, the Fund paid the Adviser $22,442, $47,172, and $82,506, respectively, pursuant to the Advisory Agreement.


The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the agreement by the Adviser, or a breach of fiduciary duty with respect to receipt of compensation, neither the Adviser nor any of its directors, officers, shareholders, agents, or employees shall be liable to the Trust, Fund or any shareholder of the Fund for any error of judgment or mistake of law or for any act or omission in the course of, or connected with, rendering services thereunder or for any loss suffered by the Trust, the Fund or any shareholder of the Fund in connection with the performance of the agreement.

The Advisory Agreement provides that unless sooner terminated, it will continue in effect as to the Fund for an initial two-year term and for consecutive one-year terms thereafter, provided that such renewal is approved at least annually by the Board or by a vote of a majority of the outstanding shares of the Fund, and in either case, by a majority of the Independent Trustees by votes cast in person at a meeting called for such purpose. The Advisory Agreement terminates automatically in the event of any assignment, as defined in the 1940 Act.

Portfolio Managers.


This section includes information about William C. Martindale, Jr. and Robert M. Mitchell, the Fund's portfolio managers, including information concerning other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Other Accounts

---------------------------------------------- ------------------------------ ------------------------------------------
                                                                                      Number of Other Accounts
                                                 Number of Other Accounts     (Total Assets)* Subject to a Performance
                                                    (Total Assets)*                              Fee
              Portfolio Manager                  as of September 30, 2005             as of September 30, 2005
---------------------------------------------- ------------------------------ ------------------------------------------
William C. Martindale, Jr.
     Other Investment Companies                       1 ($2 million)                             N/A
     Other Pooled Investment Vehicles                      None                                 None
     Other Accounts                                  60 ($46 million)                            N/A
---------------------------------------------- ------------------------------ ------------------------------------------
Robert M. Mitchell
     Other Investment Companies                       1 ($2 million)                             N/A
     Other Pooled Investment Vehicles                      None                                 None
     Other Accounts                                 136 ($133 million)                           N/A
---------------------------------------------- ------------------------------ ------------------------------------------

In managing other investment companies, other pooled investment vehicles and other accounts, the Adviser may employ strategies similar to those employed by the Fund. As a result, these other accounts may invest in the same securities as the Fund. The SAI section entitled "Portfolio Transactions" discusses the various factors that the Adviser considers in allocating investment opportunities among the Fund and other similarly managed accounts.

Fund Ownership

As of September 30, 2005, Mr. Martindale owned from $100,001 to $500,000 of the Fund's shares and Mr. Mitchell owned from $10,001 to $50,000 of the Fund's shares.

Compensation

Each of the Fund's portfolio managers is a partner of the Adviser. As such, each portfolio manager receives a share of the Adviser's annual profits, as specified in the manager's partnership agreement with the Adviser, from the Adviser's management of the Fund and all other accounts.


Custodian.

U.S. Bank, N.A. (the "Custodian") serves as custodian for the assets of the Fund under an agreement with the Trust, on behalf of the Fund, and the Adviser, dated October 1, 2002 (the "Custodian Agreement"). Under the Custody Agreement, the Custodian holds the Fund's securities and keeps all necessary accounts and records. Under this Agreement, the Custodian (1) maintains a separate account or accounts in the name of the Fund; (2) makes receipts and disbursements of money on behalf of the Fund; (3) collects and receives all income and other payments and distributions on account of fund securities; and (4) responds to correspondence from security brokers and others relating to its duties. The Custodian may, with the approval of the Fund and at the Custodian's own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that the Custodian shall remain liable for the performance of all of its duties under the Custodian Agreement.


---------------
*     Rounded to the nearest million.

Distribution Plan.

The Trust, on behalf of the Fund, has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan"). Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the fund under Rule 12b-1. The Distribution Plan provides that the Fund may incur distribution expenses related to the sale of shares of up to 0.25% per annum of the Fund's average daily net assets. As of October 1, 2004, the Fund ceased making payments under the Distribution Plan and has no current intention of resuming such payments.

The Distribution Plan provides that the Fund may finance activities that are primarily intended to result in the sale of the Fund's shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers and shareholder servicing agents who enter into agreements with the Fund.

In approving the Distribution Plan in accordance with the requirements of Rule 12b-1 under the 1940 Act, the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Rule 12b-1 Trustees"), considered various factors and determined that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Distribution Plan will continue in effect from year to year if specifically approved annually (a) by the majority of the Fund's outstanding voting shares or by the Board and (b) by the vote of a majority of the Rule 12b-1 Trustees cast in person at a meeting called specifically for the purpose of voting on the Distribution Plan. While the Distribution Plan remains in effect, the Fund will furnish to the Board a written report of the amounts spent by the Fund under the Plan and the purposes for these expenditures. The Distribution Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval and all material amendments to the Distribution Plan must be approved by a majority of the Board and by the Rule 12b-1 Trustees in a vote cast in person at a meeting called specifically for that purpose. While the Distribution Plan is in effect, the selection and nomination of the Independent Trustees shall be made by those Independent Trustees then in office, and a majority of the Board shall be comprised of Independent Trustees.

Shareholder Servicing Plan.

Effective January 28, 2005, the Trust adopted a shareholder servicing plan on behalf of the Fund. Payments made under the Shareholder Servicing Plan to shareholder servicing agents (which may include affiliates of the Adviser) are for administrative support services to customers who may from time to time beneficially own shares. These services may include: (i) establishing and maintaining accounts and records relating to shareholders; (ii) processing dividend and distribution payments from the Fund on behalf of shareholders;
(iii) providing information periodically to shareholders showing their positions in shares and integrating such statements with those of other transactions and balances in shareholders' other accounts serviced by such financial institution;
(iv) arranging for bank wires; (v) responding to shareholder inquiries relating to the services performed; (vi) responding to routine inquiries from shareholders concerning their investments; (vii) providing subaccounting with respect to shares beneficially owned by shareholders, or the information to the Fund necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (ix) assisting in processing purchase, exchange and redemption requests from shareholders and in placing such orders with the Trust's service contractors; (x) assisting shareholders in changing dividend options, account designations and addresses; (xi) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; and

(xii) providing such other similar services as the Fund may reasonably request to the extent that the agent is permitted to do so under applicable statutes, rules and regulations. The Fund does not expect to impose a shareholder servicing fee for the fiscal year ending September 30, 2006.

Transfer, Shareholder Servicing, Dividend Disbursing and Fund Accounting Agent.

On July 15, 2003, the Trust, on behalf of the Fund, the Adviser, and Mutual Shareholder Services, LLC ("MSS") entered into a Accounting Services Agreement and a Transfer Agent Agreement. These Agreements provide that MSS serve as transfer, shareholder servicing, dividend disbursing and accounting servicing agent of the Fund. Unless otherwise terminated, each Agreement will remain in force for a period of three (3) years; provided, however, that any party may terminate the agreement without penalty upon 60 days' notice. For services performed under the Agreements, the Adviser pays to MSS $0.985 per shareholder account per month subject to a monthly minimum of $775 plus $1,750 per month for fund accounting, subject to certain discounts. Under the Agreements, the Adviser also agrees to reimburse MSS for certain out-of-pocket expenses related to the services that MSS provides to the Trust.


Independent Registered Public Accounting Firm.

________________________________________________________________________________
________, serves as the Trust's independent registered public accounting firm.


Legal Counsel.


Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as counsel to the Trust.


Code of Ethics.

The Trust and the Adviser have each adopted a Code of Ethics to which all investment personnel and all other access persons of the Fund and the Adviser must conform. Investment personnel must refrain from certain trading practices and are required to report certain personal investment activities. Violations of the Codes of Ethics can result in penalties, suspension, or termination of employment.

Proxy Voting Policy

The Trust has adopted Proxy Voting Policy and Procedures to: (1) ensure that the Trust votes proxies in the best interests of shareholders of the Fund with a view toward maximizing the value of their investments; (2) address any conflicts that may arise between Fund shareholders on the one hand, and "affiliated persons" of the Fund or of the Adviser (or its affiliates) on the other; (3) provide for oversight of proxy voting by the Board; and (4) provide for the disclosure of the Funds' proxy voting records and this Policy.

The Trust has delegated the responsibility for voting proxies on behalf of the Funds with respect to all equity securities held by the Fund to the Adviser, in accordance with this Policy, subject to oversight by the Board. The Board has reviewed the Adviser's Proxy Voting Policy and Procedures (the "Adviser's Policy") and has determined that it is reasonably designed to ensure that the Adviser will vote all proxies in the best interests of the Fund's shareholders, untainted by conflicts of interests. The Trust's Policy and the Adviser's Policy are attached to this SAI at Appendix B. Both Policies are subject to Board review annually.

Information regarding how the Fund voted proxies relating to portfolio securities is available: (1) without charge, upon request, by calling 1-800-320-7790; (2) at the Fund's website (www.conestogacapital.com); and (3) at the SEC's website (www.sec.gov).

Portfolio Transactions.

Under the Advisory Agreement, the Adviser determines, subject to the general supervision of the Board, and in accordance with the Fund's investment objective, policies and limitations, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions. Portfolio securities purchased or sold through a broker-dealer usually include a brokerage commission. At times, the Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. These transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund. While the Adviser generally seeks competitive spreads or commissions, the Fund may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below. The allocation of transactions to brokers and dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

Subject to the consideration by the Adviser to obtain the best net price and the most favorable execution of the order, factors considered by the Adviser in selecting brokers or dealers include, but are not limited to: the quality and promptness of their execution (e.g., price paid or obtained for a security, speed of execution, ability to "work" a large order, etc.); their effectiveness of transaction clearing and settlement; their liquidity and the amount of capital commitment by the broker or dealer; the degree to which they have been available and responsive to the Adviser the quality and promptness of research and brokerage services provided to the Adviser (both in general and with respect to particular accounts); and whether the investment in question was brought to the Adviser's attention by the particular broker-dealer.

Subject to the consideration of obtaining best execution, brokers and dealers who provide supplemental investment research to the Adviser may receive orders for transactions by the Trust. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the investment advisory fee payable to the Adviser by the Fund. Such information may be useful to the Adviser in serving both the Trust and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to the Trust.

Multiple orders for the purchase or sale of the same security on behalf of clients of the Adviser are generally aggregated for block execution. The Adviser will aggregate transactions for block execution only upon making a good-faith determination that the accounts participating in the block trade will benefit from such aggregation, if such aggregation is consistent with the Adviser's duty to seek best execution (including duty to seek best price) for its clients, and if such aggregation is consistent with the terms of the investment advisory agreement with each client for which trades are being executed.

All accounts participating in a block execution receive the same execution price for equity or fixed income securities purchased or sold, as the case may be, for such accounts on a trading day.

In the event that a proprietary account is participating with the Fund in the block transaction, the proprietary account may receive an allocation only when the allocation is performed on a pro rata basis across all participating clients. In the event that the Adviser deems it necessary to allocate the partially executed order on a basis other than pro rata, the proprietary account shall be excluded from receiving any allocation of the executed order, resulting in the allocation being made to the Fund only.

Investment decisions for the Fund are made independently from those made for any other account managed by the Adviser. Such other accounts may also invest in the securities and may follow similar investment strategies as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and any other account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to both the Fund and account. In some instances, this investment procedure may affect the price paid or received by the Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only the Fund had participated in or been allocated such trades. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in order to obtain best execution. In making investment recommendations for the Fund, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of the Adviser or its affiliates.


During the fiscal years ended September 30, 2003, September 30, 2004 and September 30, 2005, the Fund paid $12,721, $8,341 and $8,324, respectively in brokerage commissions. During the fiscal year ended September 30, 2005, the Adviser, through agreements or understandings with brokers, or otherwise through an internal allocation procedure, directed the Fund's brokerage transactions to brokers because of research services provided. These transactions amounted to $2,930,224 and the related commissions amounted to $6,804.

As of September 30, 2005, the Fund held no securities of its regular brokers or dealers (or their parents).


FINANCIAL STATEMENTS


The audited financial statements of the Trust, with respect to the Fund, for the fiscal year ended __________________ are incorporated by reference herein.


ADDITIONAL INFORMATION

Description of Shares.

The Trust Instrument authorizes the Board to issue an unlimited number of shares, which are units of beneficial interest, with a par value of $.001 per share. The Trust currently has one series of shares, which represent interests in the Fund.

The Trust's Trust Instrument authorizes the Board to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus and this SAI, the Trust's shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, shares of the Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective funds, of any general assets not belonging to any particular Fund that are available for distribution.

Shares of the Trust are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. There will normally be no meetings of shareholders for the purpose of electing members of the Board unless and until such time as less than a majority of the

Board have been elected by the shareholders except upon the formation of the Trust, at which time the members of the Board then in office will call a shareholders' meeting for the election of Trustees. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act (i.e., persons who have been shareholders for at least six months, and who hold shares having a net asset value of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Shareholder and Trustee Liability.

The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust, such as the Trust, shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Trust Instrument provides that shareholders of the Trust shall not be liable for the obligations of the Trust. The Trust Instrument also provides for indemnification out of Trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Trust Instrument also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss because of shareholder liability is considered to be extremely remote.

The Trust Instrument states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the Fund or the conduct of the Trust's business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Trust Instrument also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

The Trust Instrument provides that the Board has broad powers to amend the Trust Instrument or approve the reorganization of the Fund or any future series thereof, without the approval of shareholders, unless such approval is otherwise required by law. The Trust Instrument allows the Trustees to take actions upon the authority of a majority of Board by written consent in lieu of a meeting.

Shareholder Voting Procedures.

The Trust's Bylaws define the rights and obligations of the Trust's officers and provide rules for routine matters such as calling meetings. The Bylaws govern the use of proxies at shareholder meetings. According to the Bylaws, proxies may be given by telephone, computer, other electronic means or otherwise pursuant to procedures reasonably designed, as determined by the Board, to verify that the shareholder has authorized the instructions contained therein.

Principal Holders of Securities.


The following table shows, to the best knowledge of the Trust, the beneficial or record holders of 5% or more of the Fund's shares as of October 31, 2005. A beneficial owner of more than 25% of the Fund's shares is presumed, under the 1940 Act, to control the Fund. Accordingly, none of the shareholders listed in this table is presumed to control the Fund.


---------------------------------------------------------------- ------------------------------- ---------------------
                       Name and Address                          Type of Ownership (Beneficial   Percent of the Fund
                                                                           or Record)
---------------------------------------------------------------- ------------------------------- ---------------------
W. Christopher Maxwell                                                     Beneficial                   13.88%
c/o Conestoga Capital Advisors, LLC
259 N. Radnor-Chester Road
Radnor Court, Suite 120
Radnor, PA 19087
---------------------------------------------------------------- ------------------------------- ---------------------
Citizens National Bank & Trust                                               Record                     16.57%
101 East Diamond St.
Butler, PA 16003-2147
---------------------------------------------------------------- ------------------------------- ---------------------
Morgan Keegan                                                                Record                     12.04%
Fifty Front St., 4th Floor
Memphis, TN 38103
---------------------------------------------------------------- ------------------------------- ---------------------
National Financial Services                                                  Record                     50.39%
200 Liberty Street
New York, NY 10281
---------------------------------------------------------------- ------------------------------- ---------------------


Miscellaneous.

The Trust is registered with the SEC as an open-end management investment company. Such registration does not involve supervision by the SEC of the management or policies of the Trust.

The Prospectus and this SAI do not include certain information contained in the registration statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

                  APPENDIX A - DESCRIPTION OF SECURITY RATINGS

The NRSROs that may be utilized by the Adviser with regard to portfolio investments for the Fund include Moody's and S&P. Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by the Adviser and the description of each NRSRO's ratings is as of the date of this SAI, and may subsequently change.

Long-Term Debt Ratings (assigned to corporate bonds).

Moody's. Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (e.g., 1, 2, and 3) in each rating category to indicate the security's ranking within the category):

Aaa. Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A. Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Be. Bonds that are rated Be are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA. Bonds that are rated BA are judged to have speculative elements - their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

S&P. Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB. Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Short-Term Debt Ratings (may be assigned, for example, to CP, bank instruments, and letters of credit).

Moody's description of its three highest short-term debt ratings:

Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

-     Leading market positions in well-established industries.
-     High rates of return on funds employed.
- Conservative capitalization structures with moderate reliance on debt and ample asset protection.
- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P's description of its three highest short-term debt ratings:

A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

A-2.   Capacity  for  timely   payment  on  issues  with  this   designation  is
satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                       APPENDIX B - PROXY VOTING POLICIES

                                 Conestoga Funds

                       Proxy Voting Policy and Procedures

      The Board of Trustees (the "Board") of Conestoga Funds ("Conestoga") has adopted this Proxy Voting Policy and Procedures to:

      o ensure that Conestoga votes proxies in the best interests of shareholders of its series portfolios (each a "Fund") with a view toward maximizing the value of their investments;

      o address any conflicts that may arise between shareholders on the one hand; and "affiliated persons" of the Funds or of Conestoga Capital Advisors, LLC (the "Adviser") or the principal underwriter of the Funds (or their affiliates) (all referred to as "Affiliated Persons") on the other;

      o     provide for oversight of proxy voting by the Board; and

      o provide for the disclosure of the Funds' proxy voting records and this Policy.

    I.  Delegation to the Adviser

      Conestoga hereby delegates the responsibility for voting proxies on behalf of the Funds with respect to all equity securities held by the Funds to the Adviser, in accordance with this Policy, subject to oversight by the Board.

      The Board has reviewed the Adviser's Proxy Voting Policy and Procedures (the "Adviser's Policy") and has determined that it is reasonably designed to ensure that the Adviser will vote all proxies in the best interests of each Fund's shareholders, untainted by conflicts of interests. The Adviser's Policy (attached as Exhibit A) is adopted as part of this Policy. The Board must approve any material change in the Adviser's Policy before it becomes effective with respect to the Funds.

    II. Disclosure

A.    Voting Records

      In accordance with Rule 30b1-4 under the Investment Company Act of 1940, as amended, Conestoga shall file annually with the Securities and Exchange Commission (the "SEC") on Form N-PX (or such other form as the SEC may designate) each Fund's proxy voting records for the most recent twelve-month period ended June 30 (the "Voting Records"). The Funds shall publish their Voting Records on their own public website as soon as is reasonably practicable after Conestoga files the Voting Records with the SEC.

      The Voting Records shall consist of, for each proposal on which a Fund was entitled to vote with respect to a security held by the Fund (for the designated time period of the Voting Records):

      o     the name of the issuer of the portfolio security

      o     the exchange ticker symbol of the portfolio security

      o     the CUSIP number for the portfolio security

      o     the shareholder meeting date

      o     a brief identification of the matter voted upon

      o whether the matter was proposed by the issuer or by a security holder

      o     whether the Fund cast a vote and, if so, how the vote was cast

      o     whether the vote cast was for or against management of the issuer

B.    Disclosure about the Policy and How to Obtain Information

      Description of the Policy. The Funds' statement of additional information ("SAI") shall describe this Policy, including the Adviser's Policy. In lieu of a detailed description, a copy of this Policy and the Adviser's Policy may be included in the SAI as an appendix, with a brief statement in the SAI itself.

      A copy of the detailed description or of this Policy and the Adviser's Policy shall be posted on the Fund's website.

      How to obtain a copy of the Policy. The Funds shall disclose in all shareholder reports that a description of this Policy is available

      o     without charge, upon request, by calling a toll-free number;

      o     at the Funds' website; and

      o     at the SEC's website, www.sec.gov.

      How to obtain a copy of proxy votes. The Funds shall disclose in all shareholder reports and the SAI that information regarding how the Funds voted proxies relating to portfolio securities is available:

      o     without charge, upon request, by calling a toll-free number;

      o     at the Fund's website; and

      o     at the SEC's website, www.sec.gov.

      The Funds must send the information disclosed in their most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

    III. Board Review

      The Adviser shall report to the Board, at least annually, the Voting Records in a form as the Board may request. This report shall:

      o     describe  any  conflicts  of  interests  that  were   identified  in
            connection with the voting of securities under the Adviser's Policy and how they were addressed; and

      o summarize all votes that were made other than in accordance with the Adviser's Policy.

      The Board shall review this Policy and the Adviser's Policy at the same meeting, and determine whether any amendments to either Policy would be appropriate.

Adopted: October 30, 2003

                         CONESTOGA CAPITAL ADVISORS, LLC

                        Proxy Voting Policy & Procedures

I.    Introduction

      Rule  206(4)-6  (the  "Rule")  under the  Investment  Advisers Act of 1940
("Advisers Act") requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The Rule further requires the adviser to provide a concise summary of the adviser's proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

      CCA votes proxies for a majority of its clients, and therefore has adopted and implemented this Proxy Voting Policy and Procedures. Any questions about this document should be directed to Robert Mitchell, our Proxy Administrator.

II.   Regulatory Background

(A)   The Need to Implement a Proxy Voting Policy and Procedures

      The SEC has determined that the rule applies to all registered investment advisers that exercise proxy voting authority over client securities. The SEC has also indicated that advisers with implicit as well as explicit voting authority must comply with the rule. In particular, the rule applies when the advisory contract is silent but the adviser's voting authority is implied by an overall delegation of discretionary authority.

(B)   Voting Client Proxies

      The SEC has interpreted the duty of care to require an adviser with voting authority to monitor shareholder meeting dates and to vote client proxies. However, the scope of an adviser's responsibilities with respect to voting proxies would ordinarily be determined by the adviser's contracts with its clients, the disclosures it has made to its clients, and the investment policies and objectives of its clients. The rule does not necessitate an adviser to become a "shareholder activist," but more practically, allows an adviser to determine whether the costs and expected benefits to clients warrant such activism.

      Additionally, the failure to vote every proxy should not necessarily be construed as a violation of an adviser's fiduciary obligations. The SEC has noted times when refraining from voting a proxy may be in the client's best interest, such as when the analysis noted above yields results that indicate the cost of voting the proxy exceeds the expected benefit to the client. Nevertheless, an adviser must be aware that it may not ignore or be negligent in fulfilling the obligation it has assumed to vote client proxies.

(C)   Implementing Policies and Procedures to Resolve Conflicts of Interest

      A challenging aspect to Rule 206(4)-6 has been an adviser's identification of material conflicts of interest that may influence the manner in which it votes proxies. Although the SEC has not listed all conflicts of interest that an adviser may encounter when voting clients' proxies, it has provided guidance with respect to ways in which the policies and procedures may mitigate any existing conflicts of interest. An adviser could also suggest that the client engage another party to determine how the proxies should be voted, which would relieve the adviser of the responsibility to vote the proxies.

(D)      Disclosure Requirements

            |X| An investment adviser must disclose to clients how they can obtain information on how client proxies were voted.

            |X| A concise summation of the proxy voting process, rather than a reiteration of the adviser's proxy voting policy and procedures must also be disclosed and that upon client request, the adviser will provide a copy of the policies and procedures.

(E)   Recordkeeping Requirements

      Amended Rule 204-2 under the Advisers Act requires investments advisers to retain the following documents:

      -     Proxy Voting Policies and Procedures;

      -     Proxy Statements Received Regarding Client Securities;

      -     Records of Votes Cast on Behalf of Clients;

      -     Records of Client Requests for Proxy Voting Information; and

      - Any Documents Prepared by the Adviser that were Material to Making a Decision how to Vote, or that Memorialized the Basis for the Decision.

III.  Policy

      It is the policy of CCA to vote client proxies in the interest of maximizing Shareholder Value. To that end, CCA will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least. Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.

      Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supercede this policy. Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the client's cost.

IV.   Procedures for Identification and Voting of Proxies

      These proxy voting procedures are designed to enable CCA to resolve material conflicts of interest with clients before voting their proxies in the interest of shareholder value.

      1. CCA shall maintain a list of all clients for which it votes proxies. The list will be maintained electronically and updated by the Proxy Administrator who will obtain proxy voting information from client agreements.

            All new signed contracts or new account instructions must be sent to the Proxy Administrator no later than ten (10) days from the date a new account starts trading. Alternatively, Lorrie McQuade, as part of the account opening procedure, will inform the Proxy Administrator that CCA will vote proxies for the new client.

      2. CCA shall work with the client to ensure that CCA is the designated party to receive proxy voting materials from companies or intermediaries. To that end, new account forms of broker-
            dealers/custodians   will  state  that  CCA  should   receive   this
            documentation. The designation may also be made by telephoning contacts and/or client service representatives at broker-dealers/custodians.

            These intermediaries will be informed to direct all proxy materials to our designated Proxy Administrator.

      3. The Proxy Administrator shall receive all proxy voting materials and will be responsible for ensuring that proxies are voted and submitted in a timely manner.

      4. The Proxy Administrator will review the list of clients and compare the record date of the proxies with a security holdings list for the security or company soliciting the proxy vote.

            For any client who has provided specific voting instructions, the Proxy Administrator shall vote that client's proxy in accordance with the client's written instructions.

            Client's who have selected a third party to vote proxies, and whose proxies were received by CCA, shall be forwarded to the designee for voting and submission.

            Proxies received after the termination date of a client relationship will not be voted. Such proxies should be delivered to the last known address of the client or to the intermediary who distributed the proxy with a written or oral statement indicating that the advisory relationship has been terminated and that future proxies for the named client should not be delivered to CCA.

      5. The Proxy Administrator will provide to the appropriate investment officers (portfolio managers) the proxy solicitations and materials for review.

      6. The Proxy Administrator shall compare the cost of voting the proxy to the benefit to the client. In the event that the costs of voting appear to outweigh the benefits, the Proxy Administrator shall document such rationale and maintain the documentation in the permanent file (for example, voting a foreign security may require additional costs that overshadow the benefits).

      7. The Proxy Administrator will reasonably try to assess any material conflicts between the CCA's interests and those of its clients with respect to proxy voting by considering the situations identified in the Conflicts of Interest section of this document.

      8. So long as there is no material conflicts of interest identified, CCA will vote proxies according to the guidelines set forth above. CCA may also elect to abstain from voting if it deems such abstinence in its clients' best interests. The rationale for the occurrence of voting that deviates from the guidelines will be documented and the documentation will be maintained in the permanent file.

      9. If the Proxy Administrator detects a conflict of interest, the following process will be followed:

                  a. The Proxy Administrator will, as soon as reasonable practicable, convene the Proxy Voting Committee (the "Committee"). Members of the Committee include the persons listed on Attachment A, none of which directly reports to another member of the Committee. The Proxy Administrator will serve as chairperson.

                  b. The Proxy Administrator, at inception of the Committee meeting, will appoint Secretary, whose role it will be to keep careful and detailed minutes.

                  c. The Proxy Administrator will identify for the Committee the issuer and proposal to be considered. The Proxy Administrator will also identify the conflict of interest that has been detected. The Proxy Administrator will also identify the vote that he believes is in the interest of shareholder value and the reasons why.

                  d. The members of the Committee will then consider the proposal by reviewing the proxy voting materials and any additional documentation a member(s) feels necessary in determining the appropriate vote. Member of the Committee may wish to consider the following questions:

                        o Whether adoption of the proposal would have a positive or negative impact on the issuer's short term or long-term value.

                        o Whether the issuer has already responded in some appropriate manner to the request embodied in a proposal.

                        o Whether the proposal itself is well framed and reasonable.

                        o     Whether   implementation  of  the  proposal  would
                              achieve the objectives sought in the proposal.

                        o Whether the issues presented would best be handled through government or issuer-specific action.

                  e. Upon the provision of a reasonable amount of time to consider the proposal, each member of the Committee will in turn announce to the Committee his decision on whether CCA will vote for or against the proposal. Members of the Committee are prohibited from abstaining from the Committee vote and are prohibited from recommending that CCA refrain from voting on the proposal, although "abstain" votes are permitted. The Secretary will record each member's vote and the rationale for his decision.

                  f. After each member of the Committee has announced his vote, the Secretary will tally the votes. There tally will result in one of the following two outcomes:

                        |X| If all members of the committee have voted in the same direction on the proposal, all of CCA's proxies for that proposal will be voted in such direction. The Secretary will document the unanimous vote and all minutes will be maintained in the permanent file.

                        |X| If a unanimous decision cannot be reached by the Committee, CCA will, at its expense, engage the services of an outside proxy voting service or consultant who will provide an independent recommendation on the direction in which CCA should vote on the proposal. The proxy voting service's or consultant's determination will be binding on CCA.

10. The Proxy Administrator or designate shall collect and submit the proxy votes in a timely manner.

11. All proxy votes will be recorded on the attached CCA Proxy Voting Record or in another suitable place. In either case, the following information will be maintained:

      o     The name of the issuer of the portfolio security;

      o     The exchange ticker symbol of the portfolio security;

      o     The  Council  on  Uniform   Securities   Identification   Procedures
            ("CUSIP") number for the portfolio security;

      o     The shareholder meeting date;

      o     The number of shares CCA is voting on firm-wide;

      o     A brief identification of the matter voted on;

      o Whether the matter was proposed by the issuer or by a security holder;

      o     Whether or not CCA cast its vote on the matter;

      o How CCA cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

      o     Whether CCA cast its vote with or against management; and

      o     Whether any client requested an alternative vote of its proxy.

      In the event that CCA votes the same proxy in two directions, it shall maintain documentation to support its voting (this may occur if a client requires CCA to vote a certain way on an issue, while CCA deems it beneficial to vote in the opposite direction for its other clients) in the permanent file.

V.    Conflicts of Interest

      CCA has identified several potential conflicts of interest that could affect its proxy voting decisions (see Attachment B for a description of these conflicts of interest). CCA is aware of the following potential conflicts and continually monitors these potential conflicts to determine if they exist:

      |X| Conflict: CCA retains an institutional client, or is in the process of retaining an institutional client that is affiliated with an issuer that is held in CCA's client portfolios. For example, CCA may be retained to manage XYZ's pension fund. XYZ is a public company and CCA client accounts hold shares of XYZ. This type of relationship may influence CCA to vote with management on proxies to gain favor with management. Such favor may influence XYZ's decision to continue its advisory relationship with CCA.

      |X| Conflict: CCA retains a client, or is in the process of retaining a client that is an officer or director of an issuer that is held in CCA's client portfolios. The similar conflicts of interest exist in this relationship as discussed above.

      |X| Conflict: CCA's employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of a CCA employee may be a high-level executive of an issuer that is held in CCA's client portfolios. The spouse could attempt to influence CCA to vote in favor of management.

      |X| Conflict: CCA or an employee(s) personally owns a significant number of an issuer's securities that are also held in CCA's client portfolios. For any number of reasons, an employee(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy. The employee(s) could oppose voting the proxies according to the policy and successfully influence the Proxy Administrator to vote proxies in contradiction to the policy.

      |X| Conflict: CCA or its affiliates has a financial interest in the outcome of a vote, such as when CCA receives distribution fees (i.e., Rule 12b-1 fees) from mutual funds that are maintained in client accounts and the proxy relates to an increase in 12b-1 fees.

Resolution: Upon the detection of a material conflict of interest, the procedure described under Item 9 of the Procedures for Identification and Voting of Proxies section above will be followed.

We realize that due to the difficulty of predicting and identifying all material conflicts, CCA must rely on its employees to notify the Proxy Administrator of any material conflict that may impair CCA's ability to vote proxies in an objective manner. Upon such notification, the Proxy Administrator will notify Chris Maxwell of the conflict, who will recommend an appropriate course of action.

In addition, the Proxy Administrator will report any attempts by others within CCA to influence the voting of client proxies in a manner that is inconsistent with the proxy voting policy. The Proxy Administrator should report the attempt to Chris Maxwell or outside counsel.

The Proxy Administrator will, on an annual basis, report to the Chris Maxwell all conflicts of interest that arise in connection with the performance of his proxy-voting obligations (if any), and any conflicts of interest that occurred within the past year that have come to his attention (if any). The Proxy Administrator will use the form included as Attachment B to the document. This information can lead to future amendments to this proxy voting policy and procedure.

VI.   Recordkeeping

      CCA must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business. The Proxy Administrator will be responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

      |X| Any request, whether written (including e-mail) or oral, received by any employee of CCA, must be promptly reported to the Proxy Administrator. All written requests must be retained in the permanent file.

      |X| The Proxy Administrator will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client's request, referred to third party, not a proxy voting client, other dispositions, etc.) on the document entitled Client Requests for Proxy Information or in another suitable place.

      |X| In order to facilitate the management of proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to clients, the Proxy Administrator will distribute to any client requesting proxy voting information the COMPLETE proxy voting record of CCA for the period requested. Reports containing proxy information of only those issuers held by a certain client will not be created or distributed.(1)

            Any report disseminated to a client(s) will contain the following legend: "This report contains the full proxy voting record of CCA. If securities of a particular issuer were held in your account on the date of the shareholder meeting indicated, your proxy was voted in the direction indicated (absent your expressed written direction otherwise)."

      |X| Furnish the information requested, free of charge, to the client within a reasonable time period (within 10 business days). Maintain a copy of the written record provided in response to client's written (including e-mail) or oral request. The written response should be attached and maintained with the client's written request, if applicable and maintained in the permanent file.

      |X| Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

Proxy Voting Policy and Procedures:

      |X|   This Proxy Voting Policy and Procedures

      |X| "Concise" Proxy Policy and Procedure separate disclosure document sent to clients by August 6, 2003.

Proxy statements received regarding client securities:

      |X| Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.

            Note: CCA is permitted to rely on proxy statements filed on the SEC's EDGAR system instead of keeping its own copies.

Proxy voting records:

      |X|   CCA Proxy Voting Record.

      |X| Documents prepared or created by CCA that were material to making a decision how to vote, or that memorialized the basis for the decision. This includes Committee Minutes.

      |X| Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company's management discussions, etc, that were material in the basis for the decision.

---------------
(1) For clients who have provided CCA with specific direction on proxy voting, the Proxy Administrator will review the proxy voting record and permanent file in order to identify those proposals voted differently than how CCA voted clients not providing direction.

VII.  Disclosure

      |X| Prior to August 6, 2003, CCA will make provide all advisory clients with the disclosure found on the attached document entitled, Important Notice for Our Valued Clients. This same disclosure will be added to Item 1D of CCA's Form ADV, Part II.

      |X| The Proxy Administrator will ensure that Item 1D of Form ADV, Part II is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) regulatory requirements.

VIII. Proxy Solicitation

      As a matter of practice, it is CCA's policy to not reveal or disclose to any client how CCA may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder's meeting. CCA will never disclose such information to unrelated third parties.

      The Proxy Administrator is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. At no time may any employee accept any remuneration in the solicitation of proxies. The Proxy Administrator shall handle all responses to such solicitations.

                                  ATTACHMENT A

                         CONESTOGA CAPITAL ADVISORS, LLC

                     LIST OF PROXY VOTING COMMITTEE MEMBERS

The following is a list, as of July 1, 2003, of the members of CCA's proxy voting committee:

Member 1                                    William Martindale

Member 2                                    Chris Maxwell

Member 3                                    Duane D'Orazio

                                  ATTACHMENT B

                         CONESTOGA CAPITAL ADVISORS, LLC

                     ANNUAL REPORT OF PROXY VOTING CONFLICTS

To:      Chris Maxwell, Compliance Officer

From:    Robert Mitchell, Proxy Administrator

Date:    ___________________

Re:      Proxy Voting Conflict of Interest

------------------------------------------------------------------------

Rule 206(4)-6 (the "Rule") under the Investment Advisers Act of 1940 ("Advisers Act") requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. A challenging aspect to Rule 206(4)-6 has been an adviser's identification of material conflicts of interest that may influence the manner in which it votes proxies.

By signing below, I certify that I have read and reviewed CCA's Proxy Voting Policy and Procedures. Furthermore, I acknowledge that, to the best of my knowledge and based upon my understanding of Advisor's operations, material relationships and affiliations, policies, and procedures:

( ) I have detected NO material conflicts of interest that have arisen in connection with the performance of my proxy-voting obligations.

( ) I have listed below the conflicts of interest that came to my attention and the manner in which such conflicts were mitigated:







Each of these conflicts has been mitigated by following CCA's policies and procedures as it pertains to conflicts of interest.

Proxy Administrator:                _____________________________ (PRINT NAME)

Signature:                          _____________________________

Date:                               _____________________________

                             REGISTRATION STATEMENT
                                       of
                                 CONESTOGA FUNDS
                                       on
                                    Form N-1A

PART C.  OTHER INFORMATION

Item 23.

         Exhibits:

(a)(1)   Certificate of Trust dated February 6, 2002.(1)

(a)(2)   Trust Instrument dated February 5, 2002.(2)

(a)(3)   Amended and Restated Trust Instrument dated July 17, 2002.(2)

(b)      Bylaws dated July 17, 2002.(2)

(c) The rights of holders of the securities being registered are set out in Articles II, VII, IX and X of the Amended and Restated Trust Instrument referenced in Exhibit (a)(3) above and in Article IV of the Bylaws referenced in Exhibit (b) above.

(d) Investment Advisory Agreement dated October 1, 2002 between Registrant and Conestoga Capital Advisors, LLC (the "Adviser").(2)

(e)      None.

(f)      None.

(g) Custody Agreement dated October 1, 2002 among Registrant, U.S. Bank, N.A. and the Adviser.(2)

(h)(1) Accounting Services Agreement dated July 15, 2003 among Registrant, Mutual Shareholder Services, LLC ("MSS") and the Adviser.(3)

(h)(2) Transfer Agent Agreement dated July 15, 2003 among Registrant, MSS and the Adviser.(3)

(i)(1)   Opinion of Kramer Levin Naftalis & Frankel LLP dated September 30,
         2002.(2)

(i)(2)   Consent of Kramer Levin Naftalis & Frankel LLP.

(j)      Not applicable

(k)      Not applicable.

(l)      Purchase Letter Agreements. (2)

(m)(1)   Rule 12b-1 Distribution Plan. (2)

(m)(2)   Shareholder Servicing Plan. ((4))

(m)(3)   Form of Shareholder Servicing Agreement. (4)

--------------
(1) Filed as an Exhibit to Registrant's Registration Statement on Form N-1A filed electronically on June 18, 2002, accession number 0000922423-02-000688.

(2) Filed as an Exhibit to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed electronically on September 30, 2002, accession number 0000922423-02-001066.


(3) Filed as an Exhibit to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed electronically on January 27, 2004, accession number 0000922423-04-000081.

(4) Filed as an Exhibit to Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A filed electronically on November 29, 2004 , accession number 0000922423-04-001972.

(n)      None

(p)(1)   Code of Ethics of Registrant.

(p)(2)   Code of Ethics of Adviser.

         Powers of Attorney for William C. Martindale, Jr., William B. Blundin, Nicholas J. Kovich, Richard E. Ten Haken and Michael R. Walker. (2)

Item 24. Persons Controlled by or Under Common Control with Registrant.

         None.

Item 25. Indemnification

Article X, Section 10.02 of Registrant's Amended and Restated Trust Instrument, incorporated herein as Exhibit (a)(3) hereto, provides for the indemnification of Registrant's Trustees and officers, as follows:

Section 10.02  Indemnification.

         (a) Subject to the exceptions and limitations contained in Subsection 10.02(b):

                  (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

                  (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

         (b) No indemnification shall be provided hereunder to a Covered Person:

                  (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest, or not opposed to the best interest, of the Trust; or

                  (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

         (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

         (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection (a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02.

Item 26. Business and Other Connections of the Investment Adviser

The Adviser is the investment adviser to Conestoga Small Cap Fund, the sole series of Registrant. As of October 31, 2005, the Adviser had approximately $220 million in assets under management, and provides a full range of investment management services to personal and corporate clients.

The following table shows the Adviser's managing partners. Other than Mr. Maxwell, no other managing partner was engaged in any business, profession, vocation or employment of a substantial nature other than his current position with the Adviser during the two fiscal years ended September 30, 2004. Since 1997, Mr. Maxwell has served as Managing Principal of Maxwell Associates, LLC, 20561 Rock Hall Avenue, Rock Hall, MD 21661.

Managing Partner
----------------

William C. Martindale, Jr.
W. Christopher Maxwell
Robert M. Mitchell
Duane R. D'Orazio

Item 27. Principal Underwriter

(a)      Registrant distributes its own shares.

(b)      Not applicable.

(c)      Not applicable.

Item 28. Location of Accounts and Records

(1) Conestoga Capital Advisors, LLP, 259 N. Radnor-Chester Road, Radnor Court, Suite 120, Radnor, PA 19087 (records related to its services as Registrant's investment adviser).

(2) U.S. Bank, N.A., 425 Walnut Street, M.L. CN-OH-W6TC, Cincinnati, OH 45202 (records related to its services as Registrant's custodian).

(3) Mutual Shareholder Services, LLC, 8869 Brecksville Road, Suite C, Brecksville, OH 44141 (records related to its services as Registrant's transfer, shareholder servicing, dividend disbursing and accounting servicing agent).

Item 29. Management Services

                  None.

Item 30. Undertakings

                  None.

NOTICE

A copy of the Certificate of Trust of Registrant is on file with the Secretary of State of Delaware and notice is hereby given that this Registration Statement has been executed on behalf of Registrant by Trustees of Registrant as Trustees, and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders of Registrant individually but are binding only upon the assets and property of Registrant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Conshohocken and State of Pennsylvania, on the 29th day of November, 2005.

                               CONESTOGA FUNDS
                               (Registrant)


                               By: /s/ W. Christopher Maxwell
                                 ------------------------------------------
                                  W. Christopher Maxwell, Chairman and CEO


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 29th day of November, 2005.



/s/  W. Christopher Maxwell          Chairman of the Board, Trustee and CEO
------------------------------
W. Christopher Maxwell

/s/ William C. Martindale, Jr.       Trustee and President
------------------------------
William C. Martindale, Jr.

/s/ Robert M. Mitchell               Treasurer
------------------------------
Robert M. Mitchell

/s/ William B. Blundin               Trustee
------------------------------
William B. Blundin

/s/ Nicholas J. Kovich               Trustee
------------------------------
Nicholas J. Kovich

/s/ Richard E. Ten Haken             Trustee
------------------------------
Richard E. Ten Haken

/s/ Michael R. Walker                Trustee
------------------------------
Michael R. Walker

                                 CONESTOGA FUNDS

                                INDEX TO EXHIBITS

Item 23.

Exhibit Number

EX-99.i     Consent of Kramer Levin Naftalis & Frankel LLP.

EX-99.p.(1) Code of Ethics of Registrant.

EX-99.p(2)  Code of Ethics of Adviser.